SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

      [X]  Preliminary Proxy Statement
      [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      [ ]  Definitive  Proxy Statement
      [ ]  Definitive  Additional Materials
      [ ]  Soliciting  Material  Pursuant to  ss.240.14a-11(c)  or ss.240.14a-12


                                V-ONE Corporation
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                V-ONE Corporation
               --------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules  14a-6(i)(1) and
             0-11:

             1)  Title  of  each  class  of  securities  to  which   transaction
                 applies:
                         -------------------------------

             2)  Aggregate number of securities to which transaction
                 applies:
                         -------------------------------

             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):
                             -------------------------------

             4)  Proposed maximum aggregate value of transaction:
                                                                 ---------------

             5)  Total fee paid:
                                ------------------------------------------------

         [ ]    Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as  provided by Exchange
             Act Rule 0-11(a)(2) and identify the filing for which the off-setting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1)  Amount Previously Paid:
                                        ----------------------------------------

             2)  Form, Schedule or Registration Statement Number:
                                                                 ---------------
             3)  Filing Party:
                              --------------------------------------------------

             4)  Date Filed:
                            ----------------------------------------------------

                                     V-ONE
                                     -----
                         Security for a Connected World



                                March 31, 1998


Dear Shareholder:

      On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Shareholders of V-ONE Corporation ("Company"). The Annual Meeting will be held at The Hampton Inn Germantown, 20260 Goldenrod Lane, Germantown, Maryland 20876, on Thursday, May 14, 1998 at 10:00 a.m.
Germantown, Maryland time.

      The shareholders will be asked at the Annual Meeting to vote on six proposals. The first proposal relates to the reelection, with a term ending in the year 2001, of two directors of the Company. The second proposal relates to the ratification of the adoption of the Company's 1998 Incentive Stock Plan. The third and fourth proposals relate to the ratification of the issuance, and the approval of the issuance in the future, by the Company of certain convertible securities and the shares of Common Stock issuable in connection therewith. The fifth proposal relates to the ratification of the Board of Directors' appointment of the Company's independent public accountants for the year ending December 31, 1998. The Board of Directors unanimously recommends that the Company's shareholders vote for all of these proposals.

      Your vote is very  important,  regardless of the number of shares you own.
Please sign and return each proxy card that you receive in the postage-paid return envelope, which is provided for your convenience. The return of your proxy card will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting. We look forward to seeing you on May 14.


                                          Sincerely,



                                          DAVID D. DAWSON
                                          PRESIDENT AND
                                          CHIEF EXECUTIVE OFFICER






  20250 Century Boulevard, Suite 300, Germantown, Maryland 20874/(301) 515-5200

                              V-ONE CORPORATION

20250 CENTURY BOULEVARD, SUITE 300   GERMANTOWN, MARYLAND 20874   (301)515-5200
                      ____________________________________

                                     NOTICE
                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 31, 1998


      NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders ("Annual Meeting") of V-ONE Corporation ("Company") will be held on Thursday, May 14, 1998 at 10:00 a.m., Germantown, Maryland time, at The Hampton Inn Germantown, 20260 Goldenrod Lane, Germantown, Maryland 20876, for the following purposes:


      1. To elect two directors, whose terms shall expire at the 2001 annual meeting, or until their successors have been elected and qualified;

      2.    To ratify the adoption of the 1998 Incentive Stock Plan ("Plan");

      3. To ratify, pursuant to Nasdaq Rule 4460(i), the issuance of (a) shares of the Company's Series A Convertible Preferred Stock ("Series A Stock") to Advantage Fund II Ltd. ("Advantage"), (b) warrants ("Consultant Warrants") to purchase Common Stock issued to Wharton Capital Partners, Ltd. ("Wharton") and other persons pursuant to the Company's engagement letter with Wharton dated October 22, 1997 ("Engagement Letter"), and (c) the shares of Common Stock issuable in connection with the Series A Stock, the warrants issuable on conversion of the Series A Stock and the Consultant Warrants;

      4. To approve, pursuant to Nasdaq Rule 4460(i), the issuance pursuant to the terms of the Commitment Letter dated December 8, 1997 between the Company and Advantage of (a) shares of a new series of the Company's preferred stock ("New Preferred Stock") to Advantage, (b) warrants ("New Warrants") to purchase Common Stock to be issued to Wharton and other persons pursuant to the Engagement Letter and (c) the shares of Common Stock issuable in connection with the New Preferred Stock, the warrants issuable on conversion of the New Preferred Stock and the New Warrants;

      5. To ratify the appointment of Coopers & Lybrand L.L.P., independent public accountants, as the auditors of the Company for the year ending December 31, 1998; and

      6. To transact any other business as may properly come before the Annual Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on March 23, 1998 as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. A complete list of shareholders of record of the Company on the Record Date will be available for examination by any shareholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for the 10-day period prior to the Annual Meeting, at the executive offices of the Company, 20250 Century Boulevard, Suite 300, Germantown, Maryland 20874.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          JOSEPH D. GALLAGHER
                                          SECRETARY


Germantown, Maryland
March 31, 1998

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING, OR IN PERSON, AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                              V-ONE CORPORATION
                      ____________________________________

20250 Century Boulevard, Suite 300   Germantown, Maryland 20874   (301)515-5200


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

      The enclosed proxy is solicited by the Board of Directors ("Board") of V-ONE Corporation, a Delaware corporation ("Company"), for use at the Annual Meeting of Shareholders on Thursday, May 14, 1998 ("Annual Meeting"), and at any adjournment thereof. The approximate date of mailing of this Proxy Statement is March 31, 1998.

              INFORMATION RELATING TO VOTING AT THE ANNUAL MEETING

      The securities to be voted at the Annual Meeting consist of shares of common stock of the Company, $0.001 par value per share ("Common Stock"), with each share entitling its record owner to one vote on the Proposals and on all other matters properly brought before the Annual Meeting. The close of business on March 23, 1998 has been fixed by the Board as the record date ("Record Date") for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. There were ___________ record holders of the Common Stock on the Record Date and ____________ shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting as of that date. The Company had no other class of voting securities outstanding on the Record Date.

      The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of the Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. In the event that less than a majority of the outstanding shares are present at the Annual Meeting, either in person or by proxy, a majority of the shares so represented may vote to adjourn the Annual Meeting from time to time without further notice. Directors receiving a plurality of votes will be elected in the order of the number of votes received. There is no cumulative voting in the election of directors. With respect to the other Proposals and any other matter properly brought before the Annual Meeting or any adjournment thereof, the vote required for approval shall be the affirmative vote of a majority of the total number of votes that those present at the Annual Meeting, in person or by proxy, are entitled to cast.

      All shares entitled to vote represented by a properly executed and unrevoked proxy received in time for the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions given; in the absence of instructions to the contrary, such shares will be voted FOR the Proposal to elect the designated nominees for director and FOR the other Proposals. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters as determined by a majority of the Board.

      Under Delaware law, shares represented at the Annual Meeting (either by properly executed proxy or in person) that reflect abstentions or "broker non-votes" (I.E., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions as to any Proposal will have the same effect as votes against the Proposal. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of such Proposals (and therefore will reduce the absolute number - although not the percentage - of votes needed for approval) and will not be counted as votes for or against the Proposals. Under applicable rules, brokers will not have discretionary voting authority to vote on Proposals 2, 3 or 4, and may not vote for Proposals 2, 3 or 4, without receiving instructions from the beneficial owners of shares.

      The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors or employees of the Company who will not be specially compensated for such solicitation activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse such persons for their reasonable expenses incurred in that connection.

      A shareholder may revoke his or her proxy at any time prior to its exercise by (i) filing with Joseph D. Gallagher, Secretary, V-ONE Corporation, 20250 Century Boulevard, Suite 300, Germantown, Maryland 20874, written notice thereof, (ii) submitting a duly executed proxy bearing a later date or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Unless previously revoked or otherwise instructed thereon, proxies will be voted at the Annual Meeting on the Proposals as described above.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      The number of shares of Common Stock held as of February 28, 1998, by each holder, if any, of more than 5% of the outstanding Common Stock of the Company, by each director of the Company, each nominee for reelection as a director, each executive officer named in the "Summary Compensation Table," and by all executive officers and directors of the Company is set forth below. All of the shares shown in the following table are shares of Common Stock and are owned both of record and beneficially by the person named; the person named possesses sole voting and investment power, except as otherwise indicated in the footnotes to the table.

      This table does not include shares of Common Stock that may be issued to Advantage Fund II Ltd. ("Advantage") because no holder of the Company's Series A Convertible Preferred Stock ("Series A Stock") is entitled to receive shares of Common Stock on conversion of its Series A Stock or on exercise of the warrants issuable on exercise of the Series A Stock to the extent that the sum of (1) the shares of Common Stock owned by such holder and its affiliates and (2) the shares of Common Stock issuable on conversion of the Series A Stock and on exercise of such warrants would result in beneficial ownership by such holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock. Beneficial ownership for this purpose is determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), excluding shares of Common Stock so owned through ownership of unconverted shares of Series A Stock and unexercised warrants. See "Ratification, Pursuant to Nasdaq Rule 4460(i), of the Issuance of the Series A Stock, the Consultant Warrants and the Shares of Common Stock Issuable in Connection with the Series A Stock, the Warrants Issuable on Conversion of the Series A Stock and the Consultant Warrants (Proposal 3) - Conversion Rights."

Name And Address (1)        Shares Beneficially Owned (2)   Percent Of Class (3)
----------------            -------------------------       ----------------

James F. Chen                     4,096,262 (4)                    31.4%

Jieh-Shan Wang                      391,492 (5)                     3.0%

Christopher T. Brook                 13,750 (6)                        *

Charles C. Chen**                   195,000 (7)                     1.5%

Hai Hua Cheng                       669,139                         5.1%

David D. Dawson**                         0 (8)                       0

Charles B. Griffis                   39,800 (9)                        *

Barnaby M. Page                     109,650                            *

Name And Address (1)        Shares Beneficially Owned (2)   Percent Of Class (3)
----------------            -------------------------       ----------------

Harry S. Gruner                     457,331 (10)                     3.4%

William E. Odom                       9,066 (11)                        *

Executive Officers and            5,202,701 (12)                    38.6%
Directors as a group (8 persons)

Kern Capital Management, LLC        807,000 (13)                     6.2%
Robert E. Kern Jr.
David G. Kern
114 West 47th Street, Suite 1926
New York, New York 10036

--------------------

*  Less than 1%.

** Nominee.

(1) Unless otherwise indicated, the mailing address of each shareholder is c/o V-ONE Corporation, 20250 Century Boulevard, Suite 300, Germantown, MD 20874.

(2) In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner of a security if he or she has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days.

      Each director and executive officer possesses sole voting and investment power with respect to the shares listed, except as otherwise indicated. The number of shares beneficially owned by each director or executive officer is determined under rules promulgated by the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual currently has sole or shared voting power or investment power, and also any shares which the individual has the right to acquire within 60 days after February 28, 1998.

(3) Number of shares deemed outstanding includes any shares subject to stock options and warrants beneficially owned by the person in question that are currently exercisable or become exercisable within 60 days after February 28, 1998.

(4) Includes: (i) 600,000 shares of Common Stock held in a family limited partnership, the general partner of which is a corporation controlled by James F. Chen and his wife Mary S. Chen and (ii) 71,110 shares of Common Stock registered in the name of Mary S. Chen as Trustee under trusts for the benefit of Mr. Chen's children with respect to which Mary S. Chen possesses voting and investment power.

(5) Includes (i) 120,000 shares of Common Stock held in a family limited partnership, the general partner of which is a corporation controlled by Jieh-Shan Wang and his wife Shwu-Ru Wang, (ii) options to purchase 7,500 shares of Common Stock granted under the Company's 1996 Incentive Stock Plan ("1996 Plan") and (iii) 129,474 shares of Common Stock subject to restrictions on transferability under the terms of the Company's 1996 Non-Statutory Stock Option Plan.

(6) Includes options to purchase 13,750 shares of Common Stock granted under the Company's 1996 Plan.

(7)   Owned jointly with Kathleen H. Chen, his wife.

(8) Does not include options and warrants to purchase 800,000 shares of Common Stock, in the aggregate, that are not currently exercisable.

(9) Includes 2,400 shares held by his wife and options to purchase 35,000 shares of Common Stock granted under the 1996 Plan.

(10) Includes an option to purchase 6,666 shares of Common Stock granted under the 1996 Plan and warrants to purchase 383,999 shares of Common Stock held by JMI Equity Fund II, L.P. ("JMI"). These warrants are subject to further adjustment as a result of the issuance of the Series A Stock. Also includes 66,666 shares of Common Stock held by JMI. Mr. Gruner is a general partner of JMI Partners II, L.P., the general partner of JMI. See "Certain Transactions."

(11) Includes an option to purchase 6,666 shares of Common Stock granted under the 1996 Plan.

(12) Includes 129,474 shares of Common Stock shares subject to restrictions on transferability under the terms of the Company's 1996 Non-Statutory Stock Option Plan, options to purchase 69,582 shares of Common Stock granted under the 1996 Plan and warrants to purchase 383,999 shares of Common Stock held by JMI that are currently exercisable.

(13) Based on a Schedule 13G dated February 13, 1998, Kern Capital Management, LLC reports that it has sole voting and dispositive power with respect to such shares and that Robert E. Kern, Jr. and David G. Kern are principals and controlling members of Kern Capital Management, LLC.



                            ELECTION OF DIRECTORS
                                (PROPOSAL 1)

      The Company's restated bylaws provide for a Board consisting of up to seven members serving staggered terms. The terms of office of Charles C. Chen and David D. Dawson on the Board will expire at the Annual Meeting. Charles C. Chen and David D. Dawson have been nominated by the Board for reelection to the Board to serve for a three-year term.

      There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected as a director or selected as a nominee, except that, under Mr. Dawson's employment agreement, the Board was required to elect Mr. Dawson to fill a vacancy on the Board. Under his employment agreement, Mr. Dawson also has the right to nominate a person to serve as a director of the Company (in addition to himself) and the Company is required to establish a committee of the Board (composed of Mr. Dawson, James F. Chen and one other director chosen by Mr. Dawson and Mr. Chen) to make recommendations for replacement of the members of the Board during the period ending November 21, 1998. No such committee has yet been established.

      If any nominee becomes unavailable for any reason, or if any other vacancy in the class of directors to be elected at the Annual Meeting should occur before the election, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board to replace the nominee or to fill such other vacancy on the Board. The Board has no reason to believe that the nominees will be unavailable or that any other vacancy on the Board will occur. The nominees have consented to be named and have indicated their intent to serve if elected.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NOMINEES FOR REELECTION AS DIRECTORS SET FORTH ABOVE.

                INFORMATION CONCERNING THE BOARD OF DIRECTORS

      The directors of the Company are currently classified into three classes, which are elected on a staggered basis. Each director serves for a three-year term and until his successor is duly elected and qualified. The current members of the Board are set forth below:


                            DIRECTOR
                             OF THE
                            COMPANY     TERM        POSITION(S) CURRENTLY
           NAME              SINCE      EXPIRES     HELD WITH THE COMPANY
           ----              -----      -------     ---------------------



                                                 Chairman of the
 James F. Chen (1)......      1993      1999     Board and Director

 Charles C. Chen              1993      1998     Director
 (1)(2)(3)..............

 David D. Dawson (3)....      1997      1998     President, Chief
                                                 Executive Officer
                                                 and Director

 Harry S. Gruner (2) ...      1996      2000     Director

 William E. Odom (2)....      1996      1999     Director
---------------------

(1)   Member of the Executive Committee.
(2)   Member of the Audit Committee.
(3)   Nominee for election.

      Biographical information regarding the directors of the Company is as follows:

      JAMES F. CHEN, 47, founded the Company in February 1993 and has since served as a director. From inception until November 21, 1997, Mr. Chen served as the Company's President and Chief Executive Officer. On November 21, 1997, Mr. Chen was elected Chairman of the Board. From 1980 to 1990, Mr. Chen managed INTELSAT's world-wide ground network engineering projects. From 1990 to January 1993, he managed the INTELSAT Ground Network Engineering Department and, from March 1992 to January 1993, he also directed its Management Information Systems Division. Mr. Chen holds an M.S. in Computer Science from George Washington University and a B.S. in Electrical Engineering from Georgia Institute of Technology. He is Charles C. Chen's brother.

      CHARLES C. CHEN, D.D.S., 43, has served as a director of the Company since February 1993 and as the Company's Secretary from December 12, 1995 until February 2, 1998. Since July 1982, Dr. Chen has practiced periodontics with
Zupnik, Winson & Chen, D.D.S.P.A. Dr. Chen holds a D.D.S. from the Baltimore College of Dental Surgery, University of Maryland, and a B.S. in Chemistry from the University of Maryland. He is James F. Chen's brother.

      DAVID D. DAWSON, 50, has served as the President and Chief Executive Officer of the Company since November 21, 1997 and as a director since December 12, 1997. From March 1996 until November 1997, he served as General Manager of Ascend Communications, Inc., a data communications hardware company. From April 1994 until March 1996, he served as Chief Operating Officer, and from November 1995 until March 1996, he served as Chief Executive Officer of Morning Star Technologies, a firewall and communications company. From October 1992 until April 1994, he was Vice President of Development for Net Express Systems, a data communications hardware company. Mr. Dawson holds an M.S. in Computer Science from Fairleigh Dickinson University, an M.S. in Operations Research from Air Force Institute of Technology, and a B.S. in Electrical Engineering from the United States Military Academy at West Point.

      HARRY S. GRUNER, 38, has served as a director of the Company since June 1996. Since November 1992, he has been a general partner of JMI Equity Fund, a private equity investment partnership. From August 1986 to October

1992, Mr. Gruner was with Alex. Brown & Sons Incorporated, most recently as a principal. Mr. Gruner is also a director of the META Group, Inc., a syndicated information technology research company, and Hyperion Software, Inc., a financial software company, and numerous other privately held companies. Mr. Gruner holds an M.B.A. from Harvard Business School and a B.A. in History from Yale University.

      (RETIRED) LT. GEN. WILLIAM E. ODOM, 65, has served as a director of the Company since June 1996. Since October 1988, General Odom has served as Director of National Security Studies at the Hudson Institute. He has also served as an adjunct professor at Yale University since January 1989. Prior to his retirement from the military in 1988, General Odom held several military posts including, Director of the National Security Agency, Assistant Chief of Staff for Intelligence and Military Assistant to the National Security Advisor during the Carter Administration. He is also a director of Nichols Research Corporation, American Technologies Group and American Science & Engineering. General Odom holds an M.A. and Ph.D. from Columbia University and a B.S. from the United States Military Academy at West Point.

COMPENSATION OF DIRECTORS

      The Company reimburses directors for travel expenses incurred in connection with their attendance at meetings of the Board and its committees. The two new non-employee directors elected at the June 1996 annual meeting of shareholders (Messrs. Gruner and Odom) each received an option to purchase 6,666 shares of Common Stock under the 1996 Plan upon such election.

      From March 1, 1996 through March 1, 1997, Mr. Odom has been providing consulting services to the Company for a fee of $2,500 per quarter.

BOARD OF DIRECTORS AND COMMITTEES

      Meetings of the Board are held regularly each month and as required. During 1997, the Board held four meetings. The following are the committees of the Board:

      The Board has established an Audit Committee ("Audit Committee") to recommend the firm to be appointed as independent accountants to audit the Company's financial statements and to perform services related to the audit, review the scope and results of the audit with the independent accountants, review with management and the independent accountants the Company's year-end operating results and consider the adequacy of the internal accounting procedures. The Audit Committee consists of three directors, none of whom are employees of the Company. The Audit Committee met once in 1997.

      The Board has also established a Compensation Committee ("Compensation Committee") and an Executive Committee ("Executive Committee"). The Compensation Committee, which consisted of two directors until Hai Hua Cheng resigned on November 7, 1997, reviewed and recommended the compensation arrangements for all directors and officers, approved such arrangements for other senior level employees and administered and took such other action as may have been required in connection with certain compensation and incentive plans of the Company. The Compensation Committee has not yet been reconstituted. The Compensation Committee did not meet in 1997; however, the Committee has followed the practice of taking action by written consent. The Executive Committee, which consists of two directors, addresses significant corporate, operating and management matters between meetings of the full Board. The Executive Committee did not meet during 1997.

      The Company currently has no standing nominating committee. A director can be nominated by a member of the Board or by written notice to the Board not less than 120 calendar days in advance of the anniversary date of the Company's previous year's annual meeting of shareholders.

      No current member of the Board attended fewer than seventy-five percent (75%) of the meetings of the Board and committees of the Board on which he served during 1997.

                  INFORMATION CONCERNING EXECUTIVE OFFICERS

      The Company's executive officers are elected each year by the Board, unless the Board determines, upon appointing an officer, that he or she shall serve for a different term. Any executive officer may be removed at any time, with or without cause, by the Board. Biographical information with respect to James F. Chen is provided above. See "Information Concerning the Board of Directors." Biographical information regarding the other executive officers of the Company is as follows:

      JIEH-SHAN WANG, PH.D., 43, has been with the Company since its inception and has served as the Company's Senior Vice President and Chief Technical Officer since January 1997. From April 1996 to December 1996, Dr. Wang served as the Company's Senior Vice President and Chief Technical Officer, from August 1995 to April 1996, Dr. Wang served as the Company's Vice President of Engineering and, from April 1994 to August 1995, he served as Chief Engineer. Dr. Wang was with INTELSAT from June 1991 to April 1994, as Senior Systems Engineer, where he led a team of engineers in the development of network applications. Dr. Wang holds a Ph.D. in Physics from the University of Maryland and a B.S. in Physics from National Taiwan University.

      CHARLES B. GRIFFIS, 53, has served as the Company's Senior Vice President and Chief Financial Officer since September 1996 and began serving as the Company's Treasurer as of January 1, 1997. Prior to joining the Company, Mr. Griffis served as Senior Vice President and Chief Financial Officer of Masstor Systems Corporation, a company that filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code on September 8, 1994, from April 1990 to September 1996. From November 1983 to April 1990, Mr. Griffis served as a General Partner of Griffis, Sandler & Co., a private venture capital firm, and as President of Charles Griffis & Co., Inc., a business consulting firm. Mr. Griffis holds an M.B.A. in Finance from Columbia University and a B.A. in History from Yale University.

      CHRISTOPHER T. BROOK, 58, has served as the Company's Vice President of Product Development since February 1997. From September 1996 to February 1997, Mr. Brook served as the Company's Director of Product Development. Mr. Brook was with GE Information Services, Inc. for approximately 27 years prior to joining the Company, holding a number of technology-related positions including Manager of Directory Services and Network Architecture, Manager of Network Architecture and most recently, Manager of Emerging Technology, where Mr. Brook was responsible for investigating new information technologies. Mr. Brook graduated from Clifton College (Bristol, England) with an emphasis in the Classics.

                           EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth compensation paid to the Company's current President and Chief Executive Officer and the four other most highly compensated executive officers of the Company whose salary plus bonus exceeded $100,000 during the year ended December 31, 1997 and one former executive officer whose annual salary and bonus would have exceeded $100,000 during the year ended December 31, 1997 had he remained in office until the end of the year ("Named Executives") and their compensation for services in 1997, 1996 and 1995.



                                                    ANNUAL COMPENSATION
                                         ----------------------------------------


                                                                                       Long Term
                                                                                     COMPENSATION
Name And Principal                                               Other Annual            AWARDS        All Other
Position                     Year        Salary ($)   Bonus($) Compensation($)(1)     Options (#)   Compensation
--------                     ----        ----------   -------- ------------------     -----------   ------------

James F. Chen                1997       $170,000     $     0             --                  --         $3,665(3)
Chairman of the Board(2)     1996       $123,385     $13,000             --                  --         $4,350(3)
                             1995             --     $18,000             --                  --         $5,273(4)

David D. Dawson              1997       $ 21,282     $     0             --             800,000(5)          --
President and Chief          1996             --          --             --                  --             --
Executive Officer            1995             --          --             --                  --             --

Jieh-Shan Wang               1997       $140,000     $     0             --              30,000         $3,778(7)
Senior Vice President &      1996       $101,667     $ 3,000             --             166,666(6)      $4,633(7)
Chief Technical Officer      1995       $ 69,500     $ 2,000             --                  --         $3,273(7)

Charles B. Griffis           1997       $142,500     $     0             --              45,000             --
Senior Vice President &      1996       $ 36,820     $10,000             --              75,000         $3,240(8)
Chief Financial Officer      1995             --          --             --                  --             --

Christopher T. Brook         1997       $118,333     $     0             --              15,000             --
Vice President of            1996       $ 27,273     $     0             --              60,000             --
Product Development          1995             --          --             --                  --             --

Barnaby M. Page(9)           1997       $ 66,666     $16,026             --                  --             --
Former Vice President        1996       $ 63,333          --             --             112,474             --
of Financial Services        1995       $ 10,000          --             --                  --             --


---------------------

(1) For 1997, 1996 and 1995, the aggregate amount of such Other Annual Compensation for each Named Executive is not reportable under SEC rules because such amount is the lesser of either $50,000 or 10% of total annual salary and bonus for each Named Executive.

(2) Mr. Chen served as President and Chief Executive Officer of the Company until November 21, 1997.

(3)   Represents payments made by the Company to finance Mr. Chen's automobile.

(4) Represents payments made by the Company of $2,213 to finance Mr. Chen's automobile and $3,060 for Mr. Chen's health insurance.

(5) Represents options to purchase 500,000 shares of Common Stock at an exercise price of $3.125 per share granted under the 1996 Plan and warrants to purchase 300,000 shares of Common Stock at an exercise price of $3.125 per share. These options and warrants vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options and warrants become fully vested in the event of a change in control of the Company.

(6) Represents options granted under the Company's 1996 Non-Statutory Stock Option Plan (expired on December 31, 1996), which, upon exercise, became shares of Common Stock subject to restrictions on transferability.

(7)   Represents payments made by the Company to finance Mr. Wang's automobile.

(8)   Represents payments made by the Company for Mr. Griffis' relocation.

(9)   Mr. Page resigned his position with the Company effective August 29, 1997.

STOCK OPTIONS

      The following tables set forth further information regarding the grant of options and warrants to the Named Executives of the Company in 1997. No stock appreciation rights ("SARs") were granted to any Named Executive during 1997.


                                                                         INDIVIDUAL GRANTS
                                -----------------------------------------------------------------------------------------------

                                                % of Total
                                Number of         Options
                                Securities      Granted to       Exercise                         Potential Realizable Value at
                                Underlying       Employees        or Base                             Assumed Annual Rates of
                                 Options         in Fiscal         Price          Expiration      Stock Price Appreciation for
       Name                     Granted(#)        Year(3)        ($/Sh)(1)           Date                   Option Term
       ----                     ----------      ----------       ---------        ----------      -----------------------------
                                                                                                         5%                10%
                                                                                                        ----               ---
James F. Chen                      --               --              --                --                 --                 --
Chairman of the Board

David D. Dawson                800,000(2)         33.4%           $3.125          11/21/2007     $     1,572,235        $3,984,356
President and Chief
Executive Officer

Jieh-Shan Wang                 30,000(3)           2.0%           $5.875           2/13/2007     $       110,843       $   280,897
Senior Vice President
and Chief Technical Officer

Charles B. Griffis             25,000(3)           1.7%           $5.875           2/13/2007     $        92,369       $   234,081
Senior Vice President          20,000(4)           1.3%           $4.00           10/15/2007     $        50,312       $   127,499
and Chief Financial Officer

Christopher T. Brook           15,000(3)           1.0%           $5.875           2/13/2007     $        55,421       $   140,449
Vice President of
Product Development

Barnaby M. Page                    --               --              --                --                 --                 --
Former Vice President
of Financial Services


------------------------

(1) Represents fair market value on date of grant.

(2) Represents options to purchase 500,000 shares of Common Stock at an exercise price of $3.125 per share granted under the 1996 Plan and warrants to purchase 300,000 shares of Common Stock. These options and warrants vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options and warrants become fully vested in the event of a change in control of the Company.

(3) These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. These options were granted under the 1996 Plan and become fully vested in the event of a change in control of the Company.

(4) These options vested as to 10,000 shares on January 1, 1998 and vest as to an additional 2,500 shares on each of October 15, 1998, 1999, 2000 and 2001. These options were granted under the 1996 Plan and become fully vested in the event of a change in control of the Company.

      The following table summarizes the value realized upon exercise of outstanding stock options and the value of the outstanding options held by the Named Executives at December 31, 1997.

                                                                    VALUE OF
                                                   NUMBER OF      UNEXERCISED
                                                  UNEXERCISED     IN-THE-MONEY
                                                  OPTIONS AT       OPTIONS AT
                      SHARES                     DECEMBER 31,     DECEMBER 31,
                     ACQUIRED                      1997 (#)         1997 ($)(1)
                        ON          VALUE        EXERCISABLE/     EXERCISABLE/
       NAME        EXERCISE(#)    REALIZED($)    UNEXERCISABLE   UNEXERCISABLE
       ----        -----------    -----------    -------------   -------------



James F. Chen           --           --               --               --
Chairman of the
Board

David D. Dawson         --           --            0/800,000      $0/$300,000
President and
Chief Executive
Officer

Jieh-Shan Wang          --           --          7,500/30,000        $0/$0
Senior Vice
President
and Chief
Technical Officer

Charles B. Griffis
Senior Vice             --           --         35,000/120,000       $0/$0
President and
Chief Financial
Officer

Christopher T.          --           --          13,750/75,000       $0/$0
Brook
Vice President of
Product
Development


Barnaby M. Page         --           --            109,650/0      $103,482/$0
Former Vice
President
of Financial
Services

-----------------------------

(1)   Based on the closing sales price of $3.50 on December 31, 1997.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      In June 1996, the Board established the Compensation Committee, which made recommendations concerning the compensation arrangements for all directors and executive officers. From January 1 through November 7, 1997, the members of the Compensation Committee were Hai Hua Cheng and William E. Odom. On November 7, 1997, Mr. Cheng resigned his position as a director of the Company. The Compensation Committee has not yet been reconstituted by the Board.

      Consistent with the Company's growth, in April 1997, the Compensation Committee began to adjust the compensation paid to its executive officers to be competitive within the high technology industry. As a result, compensation for executive officers currently consists primarily of base salary, cash bonuses and grants of stock options pursuant to the Company's plans. Base salaries were initially determined by evaluating the responsibilities of the position and the experience and knowledge of the individual. Bonuses and annual salary adjustments, if any, were determined by evaluating performance taking into account such factors as achievement of the Company's strategic goals, assumption of additional responsibilities, attainment of specific individual objectives, and the compensation paid to other senior executives in the Company's industry. The Board believes that stock ownership by management is especially beneficial in aligning the interest of management and shareholders in the Company.

      From the inception of the Company until 1996, James F. Chen received a significant number of shares of the Company in lieu of receiving a salary. In June 1996, Mr. Chen entered into an employment agreement with the Company that provided for a base salary of $125,000 per annum. In April 1997, the Compensation Committee determined to increase Mr. Chen's base salary to $185,000 per annum in order to align his compensation with that paid to other senior executives in the Company's industry. On November 21, 1997, Mr. Chen was appointed Chairman of the Board of the Company and ceased to serve as its President and Chief Executive Officer in connection with the Company's retention of David D. Dawson. See "-- Employment Agreements" for more information regarding Mr. Chen's employment agreement.

      On November 21, 1997, the Company retained Mr. Dawson as its President and Chief Executive Officer. On that date, the Company entered into an employment agreement with Mr. Dawson, the terms of which were approved by the Board. Pursuant to such employment agreement, Mr. Dawson's base salary was set at $200,000 per annum and he received options and warrants to purchase 800,000 shares of Common Stock at an exercise price of $3.125 per share. The amount of Mr. Dawson's initial annual salary and the number of options and warrants were determined after consulting with the executive search firm retained by the Company to attract candidates for the position of President and Chief Executive Officer. See "-- Employment Agreements" for more information regarding Mr. Dawson's employment agreement.

      Also in June 1996, the Company entered into an employment agreement with Jieh-Shan Wang, who holds the position of Senior Vice President and Chief Technical Officer. Mr. Wang's agreement provided for a base salary of $100,000 per annum. In April 1997, the Compensation Committee determined to increase Mr. Wang's base salary to $140,000 per annum in order to align his compensation with that paid to other senior executives in the Company's industry. See "-- Employment Agreements" for more information regarding Mr. Wang's employment agreement.

      In April 1997, the Company determined to increase the salary of Charles B. Griffis, its Senior Vice President and Chief Financial Officer, to $150,000 per annum in order to align his compensation with that paid to other senior executives in the Company's industry. See "-- Employment Agreements" for more information regarding Mr. Griffis' employment agreement.

      No bonuses were paid to any of the Named Executives for 1997 other than $16,026 paid to Barnaby M. Page for meeting his sales quota. Mr. Page left the Company's employ on August 29, 1997.

      Grants of Company stock options are intended to align the interest of executives, key employees and others with the long-term interests of the Company's shareholders and to encourage executives and key employees to remain with the Company. The Board initially authorized the Compensation Committee to grant stock options to key employees and others under the Company's stock option plans. Currently, the Board is administering the Company's stock option plans. In the past, Mr. Chen has recommended, and currently Mr. Dawson recommends, to the Compensation Committee or the Board levels of stock option grants based upon the same factors as used for bonus and salary adjustments. Mr. Chen does not currently hold, nor has he ever been granted, options to purchase the Company's Common Stock.

      Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to the Named Executives. Currently, no executive officer of the Company is paid compensation in excess of $1 million per year and it is not anticipated that any executive officer will be paid in excess of $1 million in 1997. The Plan and the 1996 Plan provide for awards that can be made in compliance with Section 162(m).

                               Charles C. Chen
                                James F. Chen
                               David D. Dawson
                               Harry S. Gruner
                               William E. Odom

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Until November 7, 1997, the Compensation Committee was composed of directors Hai Hua Cheng and William E. Odom. On November 7, 1997, Mr. Cheng resigned as a director and the Compensation Committee has not yet been reconstituted.

      One of the Company's executive officers, Jieh-Shan Wang, paid for options granted under the Company's 1995 Non-Statutory Stock Option Plan with a promissory note. Mr. Wang borrowed $124,750 from the Company and executed a 6% interest-bearing promissory note, due April 22, 2006, that was secured by the shares of Common Stock issued on exercise of the option by Mr. Wang ("Pledged Shares"). The terms of the note provided for payments of principal and interest to be made annually, beginning on April 22, 1997. If, at any time, the fair market value of the Pledged Shares securing the note was less than the amount due under the note, Mr. Wang remained liable for the balance due. If Mr. Wang sold the Pledged Shares at any time prior to April 22, 2006, then the proceeds of the sale would have been applied to the balance of the note before payment would be made to Mr. Wang. On February 11, 1998, Mr. Wang repaid the note by tendering 37,192 shares of Common Stock to the Company, valued at $3.25 per share. The largest amount of indebtedness outstanding on the note during 1997 was $120,080.

      The Company has adopted a policy providing that all material transactions (other than compensation arrangements that must be approved by the Compensation Committee) between the Company and its officers, directors and other affiliates
(i) must be approved by a majority of the disinterested members of the Board or a committee thereof (following disclosure to the Board of the material facts of the relationship and the transaction), and (ii) must be on terms no less favorable to the Company than can be obtained from unaffiliated third parties.

STOCK PERFORMANCE GRAPH

      The following graph compares the change from the date of the Company's Common Stock began trading on the Nasdaq National Market in the Company's total return on its Common Stock with (a) the change in the total return on the stocks included in the CRSP Total Return Index for the Nasdaq Stock Market (U.S.) and
(b) the change in the total return on the stocks included in the Company's peer group (5 companies) assuming an initial investment of $100 on October 24, 1996, the date the Common Stock began trading on Nasdaq. All of these total returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the period. The Common Stock price performance shown below should not be viewed as being indicative of future performance. The companies currently in the peer group are Check Point Software Technologies Ltd., Security Dynamics Technologies, Inc., Cylink Corp., Raptor Systems, Inc., and AXENT Technologies, Inc.

SOURCES:  NASDAQ
                         October 24, 1996   December 31, 1996  December 31, 1997

V-ONE CORP                         100.00             145.00               70.00
NASDAQ TOTAL RETURN                100.00             105.60              129.58
INDEX
PEER GROUP (5 COMPANIES)           100.00              83.26               95.59

[STOCK PERFORMANCE GRAPH SHOWING PLOT POINTS NOTED ABOVE.]



EMPLOYMENT AGREEMENTS

      On June 12 and July 8, 1996, respectively, the Company entered into employment agreements with James F. Chen and Jieh-Shan Wang (each an "Executive") at initial annual base salaries of $125,000 and $100,000, respectively. Each employment agreement has a two year term and is automatically renewed for additional two year terms on each successive anniversary date, commencing June 12 and July 8, 1997, respectively. However, either the Company or the Executive may serve written notice of termination prior to June 12 or July 8, 1997, respectively, or prior to June 12 or July 8 of each succeeding year, as the case may be, in which case the respective employment agreement will terminate at the end of the two year period that begins with June 12 or July 8 following the date of such written notice. On November 21, 1997, the Company's employment agreement with James F. Chen was modified to provide that Mr. Chen serves solely as Chairman of the Board of the Company.

      Under each employment agreement, the Board (or a Board committee) is obligated to review the Executive's base salary promptly following the completion of the Company's initial public offering ("Offering") and thereafter at least annually. As a result of such review, the Board or committee may, in its discretion, increase, but generally may not decrease, the Executive's base salary. After any adjustment following the Offering, the Board or committee may not increase the Executive's base salary for any one year by an amount greater than 50% of his then base salary. It is intended that the Board or committee will consider in any such review factors relating to the Executive's performance, duties and responsibilities and endeavor to maintain his compensation at a level comparable to that of similarly situated executives in the Company's industry. In April 1997, the annual salaries of Mr. Chen and Mr. Wang were increased to $185,000 and $140,000, respectively. Each employment agreement also provides that the Executive may be paid such bonuses, if any, as may be awarded from time to time by the Board or such committee, in its discretion. Such bonuses shall be based on results of operations, special contributions made by the Executive, seniority, competitive conditions in the Company's industry and such other factors as the Board or such committee considers relevant.

      In the case of Mr. Chen's employment agreement, in the event that (i) Mr. Chen terminates his employment with the Company (other than because of his death) within two years following a change in control (as defined in the employment agreement), (ii) the Company terminates Mr. Chen's employment for any reason (other than because of death, disability or just cause) within two years following a change in control, (iii) Mr. Chen terminates his employment with the Company because of the Company's material breach of the employment agreement,
(iv) Mr. Chen's base salary is reduced unless such reduction is permitted by the employment agreement or (v) the Company's principal executive offices are relocated to a location outside Montgomery County, Maryland, or the Company requires Mr. Chen to be based anywhere other than the Company's principal executive offices, then the Company must make a lump sum severance payment to

Mr. Chen. The payment is equal to the sum of (a) the aggregate amount of the future base salary payments Mr. Chen would have received if he continued in the employ of the Company until 24 months (36 months if an event described in clauses (i) or (ii) above occurs) following the termination date and (b) Mr. Chen's projected bonus for the year in which the termination date occurs. The payment required by clause (a) is calculated at the highest rate of base salary paid to Mr. Chen at any time under the employment agreement, with such payments discounted to present value at a discount rate equal to 1% above the per annum one-year Treasury Bill rate. The bonus amount is computed assuming that Mr. Chen had remained in the Company's employ until the end of that year and that all performance goals or other performance measures have been met at the then current level for the remainder of that year.

      Under Mr. Wang's employment agreement, Mr. Wang receives a lump sum severance payment under the circumstances described in clauses (ii), (iii), (iv) and (v) in the preceding paragraph. Mr. Wang's severance payment is calculated in the same manner as Mr. Chen's except that, for purposes of the calculation of benefits payable under clause (a) of the preceding paragraph, Mr. Wang is limited to 24 months of base salary in all circumstances, including the circumstances described in clause (ii).

      The Company may terminate the Executive's employment for "just cause" at any time by giving him written notice, in which case the Company is only obligated to pay him his base salary as then in effect through the termination date. If the Executive fails to perform his duties under the employment agreement on account of a disability, the Company may terminate the agreement on a date not less than 30 days thereafter unless he resumes full performance of his duties within such period. Each Executive is entitled to terminate his employment with the Company on, or at any date after, a date on which he is at least 65 years old. Each employment agreement also terminates in the event of the Executive's death. In either such event, the Company must pay the Executive or his legal representative the Executive's base salary as then in effect that has accrued to the last day of the month in which the retirement date or the date of death occurs.

      On November 21, 1997, the Company entered into an employment agreement with David D. Dawson, its President and Chief Executive Officer. The employment agreement has a two year term and is automatically renewed for an additional one year term on such second anniversary date and each successive anniversary date thereafter. However, either the Company or Mr. Dawson may serve written notice of its or his intention not to renew not less than 30 days prior to the then current termination date of the agreement, in which case the employment agreement terminates on such termination date.

      Mr. Dawson's salary was initially set at $200,000 per year, subject to increase by the Board. The employment agreement also provides that Mr. Dawson is eligible for a cash bonus in the amount of 40% of his base salary if he meets certain performance objectives; the bonus may be increased if the objectives are exceeded.

      If the Company terminates Mr. Dawson's employment for cause, he is not entitled to any severance payment. Mr. Dawson is deemed to be terminated for cause if, in the reasonable determination of the Board, he, among other things, is convicted of a felony or a crime involving moral turpitude, participates in a fraud against the Company, or willfully discloses the Company's trade secrets or other confidential information to any of its competitors. If the Company terminates Mr. Dawson's employment other than for cause (or fails to renew the employment agreement other than for cause), Mr. Dawson receives a severance payment equal to one year's salary (or, if greater, base salary for the period beginning on the termination date and ending on November 21, 1999. In the event Mr. Dawson's employment with the Company terminates, he has agreed to resign as a director.

      On November 7, 1997, the Company entered into an amended employment agreement with Charles B. Griffis, its Senior Vice President and Chief Financial Officer. The amended employment agreement has no term; however, if Mr. Griffis is employed by the Company on the date of a change of control (which term is defined in the amended employment agreement), Mr. Griffis' employment is extended for 12 months following the change of control.

      Mr. Griffis salary was initially set at $150,000 per year. Mr. Griffis is also eligible to receive a bonus. In the event Mr. Griffis' employment is terminated as a result of his death or his retirement after age 65, he or his legal representative receives his salary through the end of the month in which his death or retirement occurs. If Mr. Griffis fails to perform his duties under the employment agreement on account of a disability, the Company may terminate the agreement on a date not less than 30 days thereafter unless he resumes full performance of his duties within such period. The Company may terminate Mr. Griffis' employment for "just cause" at any time by giving him written notice, in which case the Company is only obligated to pay him his base salary as then in effect through the termination date.

      In the event that (i) Mr. Griffis' employment with the Company is terminated (other than because of his death, disability or "just cause") within one year following a change of control (as defined in the amended employment agreement), (ii) Mr. Griffis terminates his employment with the Company because of the Company's material breach of the employment agreement, (iii) Mr. Griffis' base salary is reduced unless such reduction is permitted by the amended employment agreement or (iv) the Company's principal executive offices are relocated to a location outside Montgomery County, Maryland, or the Company requires Mr. Griffis to be based anywhere other than the Company's principal executive offices, then the Company must make a lump sum severance payment to Mr. Griffis. The payment is equal to the sum of (a) the aggregate amount of the future base salary payments Mr. Griffis would have received if he continued in the employ of the Company until 12 months following the termination date and (b) Mr. Griffis' projected bonus for the year in which the termination date occurs. The payment required by clause (a) is calculated at the highest rate of base salary paid to Mr. Griffis at any time under the employment agreement, with such payments discounted to present value at a discount rate equal to 1% above the per annum one-year Treasury Bill rate. The bonus amount is computed assuming that Mr. Griffis had remained in the Company's employ until the end of that year and that all performance goals or other performance measures have been met at the then current level for the remainder of that year. In addition, all unvested stock options provided for under the terms of the original employment letter vest on the termination date and the exercise period of these options is extended until the latest date they could have been exercised if Mr. Griffis had remained employed by the Company until 12 months had elapsed following the change of control.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq, the exchange on which the Company's Common Stock is listed for trading. Executive officers, directors and greater than ten-percent shareholders (collectively, the "Reporting Persons") are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

      Based solely on review of the copies of such forms to the Company, and written representations by the Reporting Persons, the Company believes that, for the year ended December 31, 1997, all Section 16(a) filing requirements applicable to the Reporting Persons were met, except that one Form 5, covering one transaction, was not timely filed by William E. Odom, a director of the Company, one Form 4, covering one transaction, was not timely filed by Harry S. Gruner, a director of the Company, and one Form 4, covering one transaction, was not timely filed by James F. Chen, Chairman of the Board and a director of the Company.


     RATIFICATION OF ADOPTION OF THE 1998 NON-QUALIFIED STOCK OPTION PLAN
                                 (PROPOSAL 2)

      The Board adopted the 1998 Non-Qualified Stock Option Plan ("1998 Plan") on February 2, 1998. The Company is soliciting shareholder approval of the 1998 Plan so that, among other reasons, the 1998 Plan complies with the requirements of Section 162(m) of the Code and the Company's ability to deduct compensation paid to executive officers under the 1998 Plan is preserved. The 1998 Plan will not be effective unless and until it is approved by the Company's shareholders.

PURPOSE

      The purpose of the 1998 Plan is to advance the interest of the Company and its subsidiaries by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors, officers, key employees and consultants through the grant of awards with respect to shares of Common Stock. The 1998 Plan will enable the Company to retain the services of non-employee directors, officers, key employees and consultants upon whose judgment, interest, and special effort the successful conduct of its operations are largely dependent and to complete effectively with other enterprises for the services of non-employee directors, officers, key employees and consultants as may be needed for the continued improvement of its business. The consideration for issuance of the awards is the continued services of the non-employee directors, officers, key employees and consultants to the Company and its subsidiaries. The 1998 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

AWARDS AVAILABLE UNDER THE 1998 PLAN

      Pursuant to the 1998 Plan, 2,500,000 shares of Common Stock were reserved for future issuance by the Company to non-employee directors, officers, key employees and consultants through the grant of incentive stock options and non-qualified stock options to purchase Common Stock of the Company and restricted share awards. Such shares of Common Stock may be newly issued or Treasury shares and have an aggregate market value of approximately $6.875 million based on the price per share as of February 27, 1998 of $2.75. As of March 31, 1998, no awards have been made under the 1998 Plan.

      In the event the purchase price of an option is paid or tax or withholding payments relating to an award are satisfied, in whole or in part through the delivery of shares of Common Stock, a participant will be deemed to have received an award with respect to those shares of Common Stock. The Common Stock covered by any unexercised portions of terminated options, shares of Common Stock forfeited and shares of Common Stock subject to awards that are otherwise surrendered by a participant without receiving any payment or other benefit with respect thereto may again be subject to new awards under the 1998 Plan.

      Awards to officers, key employees and consultants under the 1998 Plan may take the form of both stock options and restricted share awards; however, no employee may receive awards with respect to more than 500,000 shares of Common Stock under the 1998 Plan. As of February 28, 1998, approximately 71 officers and key employees and one consultant were eligible to receive awards under the 1998 Plan. Awards under the 1998 Plan may be granted alone or in combination with other awards. Non-employee directors may only receive non-discretionary stock option awards (described in more detail below) under the 1998 Plan. As of February 28, 1998, none of the Company's non-employee directors were eligible to receive options under the 1998 Plan.

1998 PLAN ADMINISTRATION

      The 1998 Plan may be administered by a committee of the Board ("Committee") or the Board. If the Committee administers the 1998 Plan, the Committee must be composed of at least two directors of the Company, each of whom is a "non-employee director" as defined in Rule 16b-3, as promulgated by the SEC under the Exchange Act, and an "outside director" within the meaning of
Section 162(m) of the Code. If, however, at least two of the Company's directors are not both "non-employee directors" and "outside directors," the Plan is administered by the Board. The 1998 Plan is currently administered by the Board.

      The Committee or the Board determines, among other things, the officers, key employees and consultants who are eligible for and granted awards, determines the amount and type of awards, determines the duration of the options

(which may not exceed ten years), establishes rules and guidelines relating to the 1998 Plan, establishes, modifies and terminates terms and conditions of awards and takes such other action as may be necessary for the proper administration of the 1998 Plan.

      If a Committee administers the 1998 Plan, its members are appointed by the Board. Directors may be removed at any time but only for cause and only by the affirmative vote of the holders of 67% or more of the outstanding shares of the Company's capital stock entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the shareholders called for that purpose.

STOCK OPTIONS

      Stock options  ("Incentive  Stock  Options")  meeting the  requirements of
Section 422 of the Code and stock options that do not meet such requirements ("Non-Qualified Options") are both available for grant under the 1998 Plan. The term of each option will be determined by the Committee or the Board, but no option will be exercisable more than ten years after the date of grant. Options will also be subject to restrictions on exercise, such as exercise in periodic installments, as determined by the Committee or the Board. The exercise price for an Incentive Stock Option must be at least 100% of the fair market value of a share of Common Stock on the date of grant of such option (110% in the case of Incentive Stock Options granted to a shareholder who owns in excess of 10% of the Company's voting stock). There is no minimum exercise price for Non-Qualified Options (other than par value per share). The exercise price is payable in cash, in shares of Common Stock owned by a participant for at least six months, with respect to Non-Qualified Options only, a promissory note payable to the Company, or by cashless exercise with a participant's broker, as determined by the Committee or the Board.

      Stock options granted under the 1998 Plan are not transferable except by will or the laws of descent and distribution. Unless otherwise provided in the relevant option agreement, options will only be exercisable within three months of any termination of employment (and then only to the extent the option was exercisable on the date of termination of employment) other than termination for "cause" or termination due to death or disability. Unless otherwise provided in the relevant option agreement, options will be exercisable in full (unless previously exercised) by a participant or beneficiary, as the case may be, within one year of a termination of employment by reason of death or disability. If a participant's employment is terminated for "cause," his or her options will no longer be exercisable after the date of such termination of employment unless the option agreement provides otherwise. In no event, however, may an option be exercised after the end of its term.

      The Committee or the Board may provide that, if a participant surrenders already owned shares of Common Stock in full or partial payment of an option, then, concurrent with such surrender, the participant, subject to the availability of shares of Common Stock under the 1998 Plan, will be granted a new Non-Qualified Option (a "Reload Option") covering a number of shares of Common Stock equal to the number so surrendered. A Reload Option may be granted in connection with the exercise of an option that is itself a Reload Option. Each Reload Option will have the same expiration date as the original option and an exercise price equal to the fair market value of the Company's shares of Common Stock on the date of grant of the Reload Option. A Reload Option is exercisable immediately or at such time or times as the Committee or Board determines and will be subject to such other terms and conditions as the Committee or the Board may prescribe.

RESTRICTED SHARES

      The Committee or the Board may award restricted shares to a participant. Such a grant gives a participant the right to receive shares of Common Stock subject to a risk of forfeiture based upon certain conditions. The forfeiture restrictions on the shares of Common Stock may be based upon performance standards, length of service, or other criteria as the Committee or the Board may determine. Until all restrictions are satisfied, lapsed, or waived, the Company will maintain control over the restricted shares but the participant will be able to vote the shares of Common Stock and generally will be entitled to dividends on the shares of Common Stock. Upon termination of employment, the participant generally forfeits the right to the shares of Common Stock to the extent the applicable performance standards, length of service requirements or other measurement criteria have not been met.

NON-EMPLOYEE DIRECTOR OPTIONS

      The 1998 Plan provides for the automatic grant of a Non-Qualified Option to purchase 10,000 shares of Common Stock to each non-employee director on the earlier of (a) the first date he or she is elected as such by the Company's shareholders and (b) the date the 1998 Plan is approved by the holders of Common Stock. However, directors Charles C. Chen, Harry S. Gruner and William E. Odom each are not eligible to receive an option under the 1998 Plan. In addition, if a non-employee director receives, after the effective date of the 1998 Plan, an option ("1996 Plan Option") to purchase shares of Common Stock under the 1996 Plan, the number of shares subject to the option granted under the 1998 Plan will be reduced by the number of shares covered by the 1996 Plan Option.

      The option price of a non-employee director option granted under the 1998 Plan is the fair market value of a share of Common Stock on the date of grant of such option. All such options have a five year term and are exercisable in full on the date of grant.

      If a non-employee director's service with the Company terminates by reason of death, his or her option may be exercised for a period of one year from the date of death or until the expiration of the option, whichever is shorter. If a non-employee director's service with the Company terminates other than by reason of death, his or her option may be exercised for a period of three months from the date of such termination, or until the expiration of the stated term of the option, whichever is shorter.

CHANGE IN CONTROL

      Upon the occurrence of a change in control of the Company, all options become immediately exercisable, to the extent not previously exercised, and all restrictions on restricted shares lapse. A change in control includes:

      (1) approval of the Company's shareholders of a consolidation or merger of the Company with any third party, unless the Company is the entity surviving such merger or consolidation;

      (2) approval of the Company's shareholders of a transfer of all or substantially all of the assets of the Company to a third party or a complete liquidation or dissolution of the Company;

      (3) a third party (other than James F. Chen and his affiliates or Advantage Fund Limited, Advantage Fund II Ltd. and/or their affiliates), directly or indirectly, through one or more subsidiaries or transactions or acting in concert with one or more persons or entities: (a) acquiring any combination of beneficial ownership of the Company's voting stock and irrevocable proxies representing more than 20% of the Company's voting stock,
(b) acquiring the ability to control in any manner the election of a majority of the directors of the Company or (c) acquiring the ability to directly or indirectly exercise a controlling influence over the management or policies of the Company;

      (4) any election has occurred of persons to the Board that causes a majority of such Board to consist of persons other than (a) persons who were members of the Board on February 2, 1998 ("Effective Date") and/or (b) persons who were nominated for election as members of the Board by the Board (or a committee of the Board) at a time when the majority of the Board (or of such committee) consisted of persons who were members of the Board on the Effective Date; or

      (5) a determination made by the SEC or any similar agency having regulatory control over the Company that a change in control, as defined in the securities laws or regulations then applicable to the Company, has occurred.

TERMINATION AND AMENDMENT

      The 1998 Plan will remain in effect until February 2, 2008 unless terminated earlier by the Board. The Board may amend or terminate the 1998 Plan and the Committee or the Board may amend or alter the terms of awards under the 1998 Plan but no such action shall affect or in any way impair the rights of a participant under any award previously granted without such participant's consent. No amendment may be made, without shareholder approval, that would require shareholder approval under any applicable law or rule unless the Board determines that compliance with such law or rule is no longer desired.

ANTIDILUTION PROVISIONS

      The number of shares of Common Stock authorized to be issued under the 1998 Plan and subject to outstanding awards (and the purchase or exercise price thereof), the number of non-employee director options and the per employee limit on awards will be adjusted to prevent dilution or enlargement of rights in the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the 1998 Plan or the awards.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The following is a brief summary of the principal federal income tax consequences of awards under the 1998 Plan based upon current federal income tax laws.

      A participant is not generally subject to federal income tax either at the time of grant or at the time of exercise of an Incentive Stock Option. However, upon exercise, the difference between the fair market value of the shares of Common Stock and the exercise price may be includable in the participant's alternative minimum taxable income. If a participant does not dispose of shares of Common Stock acquired through the exercise of an Incentive Stock Option within one year after their receipt and within two years after the date of the option's grant, any gain or loss upon the disposition will be taxed as long-term capital gain or loss.

      The Company will not receive any tax deduction on the exercise of an Incentive Stock Option or, if the holding requirements are met, on the sale of the underlying shares of Common Stock. If a disqualifying disposition occurs (I.E., one of the holding requirements is not met), the participant will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition, and the Company will be entitled to a deduction for compensation expense in an amount equal to the amount the participant includes in income. In such event, the amount includable in the participant's income (and deductible by the Company) generally will be equal to the difference between the fair market value of the shares of Common Stock at the time of exercise and the exercise price or, if less, the gain the participant realized on the sale of the shares. Any appreciation in value after the time of exercise will be taxed as long-term or short-term capital gain (depending on how long the shares are held after exercise) and will not result in any additional deduction by the Company.

      There are no federal income tax consequences to participants at the time of grant of a Non-Qualified Option. Upon exercise of the option, the participant must pay tax on ordinary income equal to the difference between the exercise price and the fair market value of the underlying shares on the date of exercise. The Company will receive a commensurate tax deduction at the time of exercise. Any appreciation in value after the time of exercise will be taxed upon the disposition of the shares as long-term or short-term capital gain (depending on how long the shares are held after exercise), and will not result in any additional deduction by the Company. Non-employee director options will receive the same federal income tax treatment as other Non-Qualified Options.

      Except as described below, a grant of restricted shares does not constitute a taxable event for either a participant or the Company. However, the participant will be subject to tax, at ordinary income rates, when any restrictions on ownership of the shares of Common Stock lapse. The amount subject to tax will be equal to the fair market value of the shares at the time the restrictions lapse reduced by the amount (if any) paid for such shares by the participant. The Company will be entitled to take a commensurate deduction at that time.

      A participant may elect to recognize taxable ordinary income at the time restricted shares are awarded in an amount equal to the fair market value of the shares of Common Stock at the time of grant, determined without regard to any forfeiture restrictions. If such an election is made, the Company will be entitled to a deduction at that time in the same amount. Future appreciation on the shares of Common Stock will be taxed when the shares are sold as short-term or long-term capital gain (depending on how long the shares are held after exercise) and will not result in any additional deduction by the Company. If, after making such an election, the shares of Common Stock are forfeited, the participant will be unable to claim a deduction.


      THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE ADOPTION OF THE 1998 PLAN.

    RATIFICATION, PURSUANT TO NASDAQ RULE 4460(I), OF THE ISSUANCE OF THE SERIES A STOCK, THE CONSULTANT WARRANTS AND THE SHARES OF COMMON STOCK
         ISSUABLE IN CONNECTION WITH THE SERIES A STOCK, THE WARRANTS ISSUABLE ON CONVERSION OF THE SERIES A STOCK AND THE CONSULTANT WARRANTS
                                 (PROPOSAL 3)

      On December 8, 1997, the Company issued 4,000 shares of Series A Stock to Advantage for $4 million in the aggregate. Each share of Series A Stock is convertible into shares of Common Stock and warrants to purchase Common Stock ("Series A Warrants"). The net proceeds of the offering ($3.8 million) have been used for general working capital purposes.

      As a result of the issuance of the 4,000 shares of Series A Stock, the Company issued to Wharton Capital Partners, Ltd. ("Wharton") for its services as the Company's exclusive financial consultant, warrants ("Consultant Warrants") to purchase 60,000 shares of Common Stock at an exercise price of $4.725 per share. As of January 5, 1998, Wharton assigned Consultant Warrants to purchase 12,000 shares of Common Stock to Dennis Rush. The number of shares issuable on exercise of the Consultant Warrants and the exercise price per share is subject to adjustment in certain circumstances. The Company also paid Wharton a fee of $200,000. The Consultant Warrants expire on December 8, 2002. The terms of the Series A Stock and the Consultant Warrants were determined by the Board.

      On December 8, 1997, the Company and Advantage entered into a commitment letter ("Commitment Letter") pursuant to which Advantage agreed to purchase for $4 million shares of a new series of preferred stock on the same terms and conditions as the Series A Stock, subject to certain conditions, some of which are that (1) the Company obtain shareholder approval with respect to the issuance of the Series A Stock and any new series of preferred stock pursuant to certain rules of the Nasdaq National Market, (2) the Company's stockholders' equity, including the Series A Stock, is at least $13.5 million, and (3) the ratio of the Company's total liabilities to stockholders' equity, including the Series A Stock, is not less than 1:4. The commitment becomes effective April 21, 1998 and expires on December 8, 1998. The Company may terminate the Commitment Letter at any time, on ten days' prior notice. Advantage also has the right to terminate the Commitment Letter in certain circumstances. The Company is obligated to pay Advantage a non-refundable commitment fee of $3,333 per month.

      Under the Subscription Agreement dated as of December 3, 1997 between the Company and Advantage, (1) the Company agreed not to sell any equity securities or securities convertible into equity securities entitling the holder to purchase shares of the Company's Common Stock at a price below the market price of the Common Stock on the date of such issuance or acquisition ("Discounted Securities") until April 21, 1998 and (2) the Company granted Advantage a right of first refusal on sales of Discounted Securities until December 8, 1998. Under a letter dated October 22, 1997 between the Company and Wharton ("Wharton Letter"), the Company retained Wharton as its exclusive financial consultant and granted Wharton an exclusive on certain offshore or discounted financings for a period that ended on March 22, 1998 and a right of first refusal on any offshore or discounted financings until June 8, 1998. Wharton has agreed that its rights as described in the preceding sentence are subject and secondary to the rights of Advantage and do not apply to any sale of preferred stock pursuant to the Commitment Letter.

      Under the Wharton Letter, the Company is obligated to issue additional warrants to Wharton to purchase 15,000 shares of Common Stock for each $1 million of additional financing provided by persons introduced by Wharton (including the transaction contemplated by the Commitment Letter) at an exercise price of $4.725 per share and to pay Wharton a consulting fee equal to 5% of the amount raised.

      On December 3, 1997, the Company entered into a registration rights agreement with Advantage ("Advantage Registration Rights Agreement") and, on December 8, 1997, the Company entered into a registration rights agreement with Wharton ("Wharton Registration Rights Agreement" and, collectively with the Advantage Registration Rights Agreement, the "Registration Rights Agreements"). As of January 5, 1998, Dennis Rush became a beneficiary of the Wharton Registration Rights Agreement. Under the Registration Rights Agreements, the Company was obligated to file a registration statement with the SEC by January 7, 1998 registering the shares of Common Stock issuable upon conversion of the Series A Stock and the shares of Common Stock issuable on exercise of the Series A Warrants and the Consultant Warrants. This registration statement was timely filed and has been declared effective by the SEC. Advantage, Wharton and Dennis Rush have also been granted certain piggy-back registration rights.

      The following is a summary of the terms of the Series A Stock:

DIVIDENDS

      Each share of Series A Stock is entitled to receive dividends at a rate of $50.00 per annum, which are cumulative and accrue without interest (other than with respect to dividends in arrears). Dividends are payable on March 1, June 1, September 1 and December 1 of each year. Dividends not paid when due bear interest at 12% per annum. The Company may pay dividends on the Series A Stock in shares of Common Stock valued at the "Computed Price" of the Common Stock. The "Computed Price" of a share of Common Stock is the product of the applicable "Conversion Percentage" (which term is described below) and the "Average Market Price." The "Average Market Price" is the average of the lowest sale price on the Nasdaq National Market on each of the five trading days having the lowest sale price during the 25 consecutive trading days prior to the measurement date, which in the case of a dividend paid in shares of Common Stock is the dividend payment date.

      No dividends may be paid on any parity dividend stock or junior dividend stock (such as the Common Stock) until all accrued and unpaid dividends are paid on the Series A Stock.

CONVERSION RIGHTS

      Each share of Series A Stock is convertible at the option of the holder into shares of Common Stock and Series A Warrants. The number of Series A Warrants issuable on conversion of a share of Series A Stock is the number of shares of Common Stock issued on conversion per share of Series A Stock divided by 5. The exercise price per share of each Series A Warrant is $4.77 per share. Each Series A Warrant is exercisable for 5 years from the date of conversion. The number of shares of Common Stock issuable on exercise of the Series A Warrants and the exercise price per share is subject to adjustment in certain circumstances.

      The number of shares of Common Stock issuable per share of Series A Stock is determined by dividing the sum of (a) $1,000, (b) accrued and unpaid dividends, and (c) interest on dividends in arrears ("Conversion Amount") by the lesser of (1) $4.77 ("Ceiling Price") and (2) the product of the applicable Conversion Percentage and the Average Market Price on the conversion date. The "Conversion Percentage" is generally 85%; however, if (1) the registration statement ceases to be available for use by any holder of Series Stock that is named therein as a selling stockholder for any reason, or (2) a holder of Series A Stock becomes unable to convert any shares of Series A Stock in accordance with the Certificate of Designations of Series A Convertible Preferred Stock

("Series A Certificate") (other than by reason of the 4.9% limitation described below)), then (A) the applicable Conversion Percentage is permanently reduced by 2% per month up to a maximum aggregate reduction in the Conversion Percentage of 10% and (B) the Ceiling Price is permanently reduced by $.0954 per month up to a maximum aggregate reduction in the Ceiling Price of $.477. However, in lieu of each such reduction, the Company can make cash payments equal to 2% of the aggregate subscription price per share ($1,000 per share) of Series A Stock (which amount is limited to 10% of the aggregate subscription price). The Conversion Amount is adjusted in the event the Company issues certain rights or warrants or distributes to the holders of securities junior to the Series A Stock evidences of indebtedness or assets.

      No holder of Series A Stock is entitled to receive shares of Common Stock on conversion of its Series A Stock or on exercise of its Series A Warrants to the extent that the sum of (1) the shares of Common Stock owned by such holder and its affiliates and (2) the shares of Common Stock issuable on conversion of the Series A Stock and on exercise of its Series A Warrants would result in beneficial ownership by such holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock. Beneficial ownership for this purpose is determined in accordance with Section 13(d) of the Exchange Act, excluding shares of Common Stock so owned through ownership of unconverted shares of Series A Stock and unexercised Series A Warrants.

      If a holder tenders his or her shares of Series A Stock for conversion and does not receive certificates for all of the shares of Common Stock and Series A Warrants to which such holder is entitled when required, then, among other things, the Ceiling Price otherwise applicable to such conversion is reduced by $.0954 and the Conversion Percentage otherwise applicable to such conversion is reduced by 2%.

RANKING

      The Series A Stock ranks (1) senior to the Common Stock, (2) on a parity with any additional series of the class of preferred stock, which series the Board may from time to time authorize, (3) on a parity with the shares of any additional class of preferred stock (or series of preferred stock of such class) that the Board or the shareholders may from time to time authorize, which class (or series thereof) by its terms ranks on a parity with the shares of Series A Stock and (4) senior to any other class or series of preferred stock (other than as stated in the immediately preceding clauses (2) and (3)) of the Company.

STATED CAPITAL

      Under the Series A Certificate, the amount to be represented in stated capital at all times for each share of Series A Stock is required to be the greater of (i) the quotient obtained by dividing (a) the sum of (1) $1,000, (2) to the extent legally available, the accrued but unpaid dividends on such share of Series A Stock, and (3) an amount equal to the accrued and unpaid interest on dividends in arrears through the date of determination by (b) the applicable Conversion Percentage and (ii) an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock that would, at the time of such determination, be issuable on conversion of one share of Series A Stock and any accrued and unpaid dividends thereon and any accrued and unpaid interest on dividends thereon in arrears (determined without regard to the 4.9% limitation) times (y) the arithmetic average of the closing bid price of the Common Stock for the five consecutive trading days ending one trading day prior to the date of such determination. The Company is required to take such action as may be required to maintain the required amount of stated capital not less frequently than monthly.

VOTING RIGHTS

      The Series A Stock generally has no voting rights except as otherwise provided by the Delaware General Corporation Law. However, the affirmative vote or consent of the holders of a majority of the outstanding shares of the Series A Stock, voting separately as a class, will be required for (1) any amendment, alteration or repeal, whether by merger or consolidation or otherwise, of the Company's Certificate of Incorporation if the amendment, alteration or repeal materially and adversely affects the powers, preferences or special rights of the Series A Stock, or (2) the creation and issuance of any security of the Company that is senior to the Series A Stock as to dividend rights or liquidation preference; provided, however, that any increase in the authorized preferred stock of the Company or the creation and issuance of any stock that is both junior as to dividend rights and liquidation preference is not deemed to affect materially and adversely such powers, preferences or special rights and any such increase or creation and issuance may be made without any such vote by the holders of Series A Stock except as otherwise required by law.

MANDATORY REDEMPTION

      The Series A Certificate provides that the Company is not obligated to issue, upon conversion of the Series A Stock, more than the number of shares of Common Stock that the Company may issue pursuant to the rules of Nasdaq ("Maximum Share Amount"), less the aggregate number of shares of Common Stock issued by the Company as dividends on the Series A Stock. Accordingly, the Company is seeking approval from the holders of Common Stock to issue shares of Common Stock in connection with the Series A Stock in excess of the amounts permitted by Nasdaq Rule 4460(i).

      If the Company would not be obligated to convert shares of Series A Stock because of the Maximum Share Amount limitation, the Company is required to give a notice to that effect to each holder of Series A Stock. In such event, a holder may require the Company to redeem such portion of its Series A Stock that cannot be converted as a result of this limitation at the "Share Limitation
Redemption Price" per share. The "Share Limitation Redemption Price" is the greater of (i) the quotient obtained by dividing (a) the sum of (1) $1,000, (2) an amount equal to the accrued but unpaid dividends on the share of Series A Stock to be redeemed, and (3) an amount equal to the accrued and unpaid interest on dividends in arrears on such share through the applicable redemption date by
(b) the applicable Conversion Percentage and (ii) an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock that would, but for the redemption pursuant to this provision of the Series A Certificate, be issuable on conversion of one share of Series A Stock and any accrued and unpaid dividends thereon and any accrued and unpaid interest on dividends thereon in arrears (determined without regard to the 4.9% limitation) times (y) the arithmetic average of the closing bid price of the Common Stock for the five consecutive trading days ending one trading day prior to the redemption date.

      In addition, the Company is obligated to redeem all outstanding shares of Series A Stock on December 8, 2000 at the "Redemption Price" per share. The "Redemption Price" is the greater of (i) the quotient obtained by dividing (a) the sum of (1) $1,000, (2) an amount equal to the accrued but unpaid dividends on the share of Series A Stock to be redeemed, and (3) an amount equal to the accrued and unpaid interest on dividends in arrears on such share through the applicable redemption date by (b) the applicable Conversion Percentage and (ii) an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock that would, but for the redemption pursuant to this provision of the Series A Certificate, be issuable on conversion of one share of Series A Stock and any accrued and unpaid dividends thereon and any accrued and unpaid interest on dividends thereon in arrears (determined without regard to the 4.9% limitation) times (y) the arithmetic average of the closing bid price of the Common Stock for the five consecutive trading days ending one trading day prior to the redemption date.

OPTIONAL REDEMPTION BY THE COMPANY

      As long as the Company is in compliance in all material respects with its obligations to the holders of Series A Stock under the Series A Certificate and the Advantage Registration Rights Agreement, the Company may redeem all or, from time to time, part of the outstanding shares of Series A Stock at the Redemption Price per share.

OPTIONAL REDEMPTION BY THE HOLDERS OF SERIES A STOCK

      In the event an "Optional Redemption Event" occurs, each holder of Series A Stock has the right to require the Company to redeem all or a portion its shares of Series A Stock at the "Optional Redemption Price" per share. "Optional Redemption Event" means any one of the following: (1) for any period of five consecutive trading days there is no closing bid price of the Common Stock on any national securities exchange or the Nasdaq National Market; (2) the Common Stock ceases to be listed for trading on the Nasdaq National Market, the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX") or the Nasdaq SmallCap Market; (3) the inability for 30 or more days (whether or not consecutive) of any holder of shares of Series A Stock who is entitled to optional redemption rights to sell such shares of Common Stock issued or issuable on conversion of shares of Series A Stock pursuant to the registration statement for any reason on each of such 30 days; (4) the Company fails or defaults in the timely performance of any material obligation to a holder of shares of Series A Stock under the terms of the Series A Certificate or under the Advantage Registration Rights Agreement or any other agreements or documents entered into in connection with the issuance of shares of Series A Stock; (5) any consolidation or merger of the Company with or into another entity (other than a merger or consolidation of a subsidiary of the Company into the Company or a wholly owned subsidiary of the Company) where the shareholders of the Company immediately prior to such transaction do not collectively own at least 51% of the outstanding voting securities of the surviving corporation of such consolidation or merger immediately following such transaction or the common stock of such surviving corporation is not listed for trading on the Nasdaq National Market, the NYSE, the AMEX or the Nasdaq SmallCap Market; or (6) the taking of any action, including any amendment to the Company's Certificate of Incorporation, that materially and adversely affects the rights of any holder of shares of Series A Stock.

      The "Optional Redemption Price" is the greater of (i) the quotient obtained by dividing (a) the sum of (1) $1,000, (2) an amount equal to the accrued but unpaid dividends on the share of Series A Stock to be redeemed, and
(3) an amount equal to the accrued and unpaid interest on dividends in arrears on such share through the applicable redemption date by (b) the applicable Conversion Percentage and (ii) an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock that would, but for the redemption pursuant to this provision of the Series A Certificate, be issuable on conversion of one share of Series A Stock and any accrued and unpaid dividends thereon and any accrued and unpaid interest on dividends thereon in arrears (determined without regard to the 4.9% limitation) times (y) the arithmetic average of the closing bid price of the Common Stock for the five consecutive trading days ending one trading day prior to the redemption date.

LIMITATIONS ON REDEMPTIONS AND TENDER OFFERS

      Neither the Company nor any subsidiary of the Company may redeem, repurchase or otherwise acquire any shares of Common Stock or other securities of the Company junior to the Series A Stock in dividend rights or liquidation preference ("Junior Stock") if the number of shares so repurchased, redeemed or otherwise acquired in such transaction or series of related transactions (excluding any shares surrendered to the Company in accordance with one of its stock option plans) is more than either (x) 5% of the number of shares of Common Stock or such Junior Stock, as the case may be, outstanding immediately prior to such transaction or series of related transactions or (y) 1% of the number of shares of Common Stock or Junior Stock, as the case may be, outstanding immediately prior to such transaction or series of related transactions if such transaction or series of related transactions is with any one person or group of affiliated persons, unless the Company or such subsidiary offers to purchase for cash from each holder of shares of Series A Stock at the time of such redemption, repurchase or acquisition the same percentage of such holder's shares of Series A Stock as the percentage of the number of outstanding shares of Common Stock or Junior Stock, as the case may be, to be so redeemed, repurchased or acquired at a purchase price per share of Series A Stock equal to the greater of (i) the quotient obtained by dividing (a) the sum of (1) $1,000,
(2) an amount equal to the accrued but unpaid dividends on such share of Series A Stock, plus (3) an amount equal to the accrued and unpaid interest on dividends in arrears through the date of purchase by (b) the applicable Conversion Percentage and (ii) an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock that would, but for this purchase, be issuable on conversion of one share of Series A Stock and any accrued and unpaid dividends thereon and any accrued and unpaid interest on dividends thereon in arrears (determined without regard to the 4.9% limitation) times (y) the arithmetic average of the closing bid price of the Common Stock for the five consecutive trading days ending one trading day prior to the date of purchase.

      Neither the Company nor any subsidiary of the Company may (1) make any tender offer or exchange offer ("Tender Offer") for outstanding shares of Common Stock, unless the Company contemporaneously therewith makes an offer, or (2) enter into an agreement regarding a Tender Offer for outstanding shares of Common Stock by any person other than the Company or any subsidiary of the Company, unless such person agrees with the Company to make an offer, in either such case to each holder of outstanding shares of Series A Stock to purchase for cash at the time of purchase in such Tender Offer the same percentage of shares of Series A Stock held by such holder as the percentage of outstanding shares of Common Stock offered to be purchased in such Tender Offer at a price per share of Series A Stock equal to the greater of (i) the quotient obtained by dividing
(a) the sum of (1) $1,000, (2) an amount equal to the accrued but unpaid dividends on such share of Series A Stock, and (3) an amount equal to the accrued and unpaid interest on dividends in arrears through the date of purchase by (b) the applicable Conversion Percentage and (ii) an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock that would, but for this purchase, be issuable on conversion of one share of Series A Stock and any accrued and unpaid dividends thereon and any accrued and unpaid interest on dividends thereon in arrears (determined without regard to the 4.9% limitation) times (y) the highest price per share of Common Stock offered in such Tender Offer.

SINKING FUND

      The shares of Series A Stock are not subject to the operation of a purchase, retirement or sinking fund.

LIQUIDATION PREFERENCE

      The holders of the Series A Stock are entitled to a liquidation preference of $1,000 per share plus accrued and unpaid dividends plus interest on accrued and unpaid dividends in arrears.

NASDAQ RULE

      Rule 4460 of Nasdaq, which is applicable to the Company because the Company's shares of Common Stock are presently included for quotation on the Nasdaq National Market sets forth the corporate governance standards for such securities. Section (i) of Rule 4460 provides:

            (1) Each NNM [Nasdaq National Market] issuer shall require shareholder approval of a plan or arrangement under subparagraph (A) below or, prior to the issuance of designated securities under subparagraph (B),
      (C) or (D) below:

                  . . . (D) in  connection  with a  transaction  other  than a public offering involving:

                  (i) the sale or  issuance  by the  issuer of common  stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or

                  (ii) the sale or issuance  by the company of common  stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

            (2) Exceptions may be made upon application to the Association when:

                   . . (A) the delay in securing  stockholder  approval  would
                  seriously   jeopardize   the  financial   viability  of  the
                  enterprise; and

                   . . (B)  reliance  by the  company  on  this  exception  is expressly approved by the Audit Committee of the Board or a comparable body.

            A company relying on this exception must mail to all shareholders not later than ten days before issuance of the securities a letter alerting them to its omission to seek the shareholder approval that would otherwise be required and indicating that the Audit Committee of the Board or a comparable body has expressly approved the exception.

      Nasdaq Rule  4460(i)(1)  provides that the limit set forth in subparagraph
(D) does not apply if a company's shareholders approve the issuance of the securities subject to the rule. In the event shareholder approval is not obtained, the Company will be required to redeem the excess shares of Series A Stock as described above under " - Mandatory Redemption."

SHAREHOLDER APPROVAL

      The Board desires to be able to issue shares of Common Stock in connection with the Series A Stock and on exercise of the Consultant Warrants and the Series A Warrants (including, without limitation, shares of Common Stock issuable as dividends on the Series A Stock) without regard to the 20% limits of Nasdaq Rule 4460(i)(1)(D). The Board believes it would be in the best interests of the Company if the Company can issue such shares of Common Stock rather than being required to redeem the Series A Stock as described above. See " - Mandatory Redemption." The Board believes this provision could result in a forced redemption at a time when the Company might not have, and could not raise, the cash necessary to redeem the shares of Series A Stock. The Board desires to have the ability to retain cash for the use of the Company for other purposes. In addition, the Board believes it is in the best interests of the Company to receive this approval so that it can issue additional securities pursuant to the Commitment Letter. The actual number of shares of Common Stock issuable upon conversion of and as dividends on the Series A Stock, and on exercise of the Consultant Warrants and the Series A Warrants, cannot be determined until the conversion or exercise takes place or the dividends are paid.

      THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION, PURSUANT TO NASDAQ RULE 4460(I), OF THE ISSUANCE OF THE SERIES A STOCK, THE CONSULTANT WARRANTS AND THE SHARES OF COMMON STOCK ISSUABLE IN CONNECTION WITH THE SERIES A STOCK, THE SERIES A WARRANTS AND THE CONSULTANT WARRANTS.

  APPROVAL, PURSUANT TO NASDAQ RULE 4460(I), OF THE ISSUANCE PURSUANT TO THE TERMS OF THE COMMITMENT LETTER OF SHARES OF A NEW SERIES OF PREFERRED STOCK, NEW WARRANTS TO BE ISSUED TO WHARTON AND OTHERS, AND SHARES OF COMMON STOCK ISSUABLE IN CONNECTION WITH THE NEW SERIES OF PREFERRED STOCK, THE WARRANTS
   ISSUABLE ON CONVERSION OF THE NEW SERIES OF PREFERRED STOCK AND THE NEW
                 WARRANTS TO BE ISSUED TO WHARTON AND OTHERS
                                 (PROPOSAL 4)

      On December 8, 1997, the Company and Advantage entered into the Commitment Letter pursuant to which Advantage agreed to purchase shares for $4 million of a new series of preferred stock ("New Preferred Stock") on the same terms and conditions as the Series A Stock, subject to certain conditions, some of which are that (1) the Company obtain shareholder approval with respect to the issuance of the Series A Stock and the New Preferred Stock pursuant to certain rules of the Nasdaq National Market, (2) the Company's stockholders' equity, including the Series A Stock, is at least $13.5 million, and (3) the ratio of the Company's total liabilities to stockholders' equity, including the Series A Stock, is not less than 1:4. The commitment becomes effective on April 21, 1998 and expires on December 8, 1998. The Company may terminate the Commitment Letter at any time, on ten days' prior notice. Advantage also has the right to terminate the Commitment Letter in certain circumstances. The Company is obligated to pay Advantage a non-refundable commitment fee of $3,333 per month. The net proceeds of any additional issuance of securities pursuant to the Commitment Letter will be used for general working capital purposes.

      Under the Wharton Letter, the Company is obligated to issue additional warrants to Wharton to purchase 15,000 shares of Common Stock for each $1 million of additional financing provided by persons introduced by Wharton (including the transaction contemplated by the Commitment Letter) at an exercise price of $4.725 per share and to pay Wharton a consulting fee equal to 5% of the amount raised.

NASDAQ RULE

      Rule 4460 of Nasdaq, which is applicable to the Company because the Company's shares of Common Stock are presently included for quotation on the Nasdaq National Market, sets forth the corporate governance standards for such securities. See "Nasdaq Rule" under Proposal 3.

SHAREHOLDER APPROVAL

      The Board desires to such be able to issue, pursuant to the terms of the Commitment Letter, shares of the New Preferred Stock, new warrants to be issued to Wharton and others ("New Warrants"), and shares of Common Stock issuable in connection with the New Preferred Stock, the warrants issuable on conversion of the New Preferred Stock ("New Preferred Warrants") and the New Warrants without regard to the 20% limits of Nasdaq Rule 4460(i). The Board believes it is in the best interests of the Company to receive this approval so that it retains the ability to obtain additional financing for the Company when necessary and upon such terms as the Board determines to be advisable. The actual number of shares of Common Stock issuable upon conversion of and as dividends on the New
Preferred Stock, and on exercise of the New Preferred Warrants and the New Warrants, cannot be determined until the conversion or exercise takes place or the dividends are paid.

      THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL, PURSUANT TO NASDAQ RULE 4460(I), OF THE ISSUANCE, PURSUANT TO THE TERMS OF THE COMMITMENT LETTER, OF SHARES OF THE NEW PREFERRED STOCK, THE NEW WARRANTS AND SHARES OF COMMON STOCK ISSUABLE IN CONNECTION WITH THE NEW PREFERRED STOCK, THE NEW PREFERRED WARRANTS AND THE NEW WARRANTS.

                       INDEPENDENT PUBLIC ACCOUNTANTS
                                (PROPOSAL 5)

      The Company's Audit Committee and Board have recommended that the Company's shareholders appoint Coopers & Lybrand L.L.P. to serve as the Company's independent public accountants for the year ending December 31, 1998. Coopers & Lybrand L.L.P. served as the Company's independent public accountants for the year ended December 31, 1997. Representatives of Coopers & Lybrand
L.L.P. will be present at the Annual Meeting where they will have the opportunity to make a statement if they desire to do so and where they will be available to respond to any appropriate questions.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                                ANNUAL REPORT

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 ACCOMPANIES THIS PROXY STATEMENT. UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER, FREE OF CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS FOR COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K SHOULD BE DIRECTED TO CHARLES B. GRIFFIS, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER AND TREASURER, V-ONE CORPORATION, 20251 CENTURY BOULEVARD, SUITE 300, GERMANTOWN, MARYLAND 20874.

                            SHAREHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company no later than December 1, 1998 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to such meeting.

                                 OTHER MATTERS

      As of the date of this Proxy Statement, the Company knows of no business other than that described herein that will be presented for consideration at the Annual Meeting. If, however, any other business shall properly come before the Annual Meeting, the proxy holders intend to vote the proxies as determined by a majority of the Board.

                                          By Order of the Board of Directors


                                          JOSEPH D. GALLAGHER
                                          SECRETARY

  March 31, 1998

  APPENDIX A - SELECTED FINANCIAL DATA
  APPENDIX B - FINANCIAL STATEMENTS
  APPENDIX C - MANAGEMENT'S  DISCUSSION  AND ANALYSIS OF FINANCIAL  CONDITION
               AND RESULTS OF OPERATION

                                                                 REVOCABLE PROXY

                                V-ONE CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints James F. Chen, David D. Dawson and Charles
B. Griffis, or any of them, each with full power of substitution, as the lawful proxies of the undersigned and hereby authorizes them to represent and to vote as designated below all shares of common stock of V-ONE Corporation ("Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on May 14, 1998, and at any adjournment thereof.

                     V-ONE CORPORATION
                     20250 CENTURY BOULEVARD
                     SUITE 300
                     GERMANTOWN, MD 20874

1.   Proposal  One:  Election  of two  directors  for a  term  ending  in  2001.
     Nominees: Charles C. Chen and David D. Dawson.

       FOR [   ]                WITHHOLD AUTHORITY [   ]        ABSTAIN [   ]

      FOR, except vote withheld from the following nominees(s):

      --------------------------------------------------------------------------

2.   Proposal  Two:  Ratification  of the adoption of the 1998  Incentive  Stock
     Plan.

      FOR [   ]                AGAINST [   ]                    ABSTAIN [   ]

3.   Proposal  Three:  Ratification,  pursuant  to Nasdaq Rule  4460(i),  of the issuance of (a) shares of the Company's Series A Convertible Preferred Stock ("Series A Stock") to Advantage Fund II Ltd. ("Advantage"), (b) warrants ("Consultant Warrants") to purchase Common Stock issued to Wharton Capital Partners, Ltd. ("Wharton") and other persons pursuant to the Company's engagement letter with Wharton dated October 22, 1997 ("Engagement Letter"), and (c) the shares of Common Stock issuable in connection with the Series A Stock, the warrants issuable on conversion of the Series A Stock and the Consultant Warrants.

      FOR [   ]                AGAINST [   ]                    ABSTAIN [   ]

4. Proposal Four: Approval, pursuant to Nasdaq Rule 4460(i), of the issuance pursuant to the terms of the Commitment Letter dated December 8, 1997 between the Company and Advantage of (a) shares of a new series of the Company's preferred stock ("New Preferred Stock") to Advantage, (b) warrants ("New Warrants") to purchase Common Stock to be issued to Wharton and other persons pursuant to the Engagement Letter and (c) the shares of Common Stock issuable in connection with the New Preferred Stock, the warrants issuable on conversion of the New Preferred Stock and the New Warrants.

      FOR [   ]                AGAINST [   ]                    ABSTAIN [   ]

5. Proposal Five: Ratification of the election of Coopers & Lybrand L.L.P. as independent auditors for fiscal year ending December 31, 1998.

      FOR [   ]                AGAINST [   ]                    ABSTAIN [   ]

6. In their discretion on such other business as may properly come before the meeting or any adjournment thereof.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE MATTERS LISTED ABOVE.

      Whether or not you plan to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

                                                        Change of Address or [ ]
                                                        Comments Mark Here

                                          Please  sign your name  exactly  as it
                                          appears   hereon.   When   signing  as
                                          attorney,   executor,   administrator,
                                          trustee or guardian,  please give full
                                          title  as  such.  If  a   corporation,
                                          please sign in full  corporate name by
                                          President or other authorized officer.
                                          If  a  partnership,   please  sign  in
                                          partnership name by authorized person.

Date:                        , 1998
      -----------------------

                                          --------------------------------------
                                          Signature of Shareholder

                                          --------------------------------------
                                          Signature of Additional Shareholder(s)

                                V-ONE CORPORATION
                            1998 INCENTIVE STOCK PLAN

ARTICLE I.  PURPOSE, ADOPTION AND TERM OF THE PLAN

         1.01 PURPOSE. The purpose of the V-ONE Corporation 1998 Incentive Stock Plan (hereinafter referred to as the "Plan") is to advance the interests of the Company (as hereinafter defined) and its Subsidiaries (as hereinafter defined), if any, by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors, officers, key employees and consultants through the grant of awards with respect to shares of Common Stock (as hereinafter defined). The Plan will enable the Company to retain the services of non-employee directors, officers, key employees and consultants upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent and to compete effectively with other enterprises for the services of non-employee directors, officers, key employees and consultants as may be needed for the continued improvement of its business.

         1.02 ADOPTION AND TERM. The Plan shall become effective on February 2, 1998 ("Effective Date"), subject to the approval of a simple majority of the holders of Voting Stock (as hereinafter defined) represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Voting Stock. The Plan shall terminate on February 2, 2008, or such earlier date as shall be determined by the Board (as hereinafter defined); provided, however, that, in the event the Plan is not approved by a simple majority of the holders of Voting Stock at or before the Company's 1998 annual meeting of holders of Voting Stock, the Plan shall terminate on such date and any Awards (as hereinafter defined) made under the Plan prior to such date shall be void and of no force and effect.

ARTICLE II.  DEFINITIONS

         For purposes of the Plan, capitalized terms shall have the following meanings:

         2.01 "Award" means (a) any grant to an Employee or a Consultant Participant of any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, or Restricted Shares described in Article VII, or (b) any grant to a Non-Employee Director of a Non-Employee Director Option described in Article VIII.

         2.02 "Award Agreement" means a written agreement between the Company and a Participant or a written acknowledgment from the Company specifically setting forth the terms and conditions of an Award granted to a Participant under the Plan.

         2.03 "Beneficiary" means an individual, trust or estate who or that, by will or the laws of descent and distribution, succeeds to the rights and obligations of the Participant under the Plan and an Award Agreement upon the Participant's death.

         2.04 "Board" means the Board of Directors of the Company.

         2.05 "Cause" means, with respect to an Employee Participant or a Consultant Participant, termination for, as determined by the Committee in its sole and absolute discretion, (i) dishonest or fraudulent conduct relating to the Company or any of its Subsidiaries or their businesses; (ii) conviction of any felony that involves moral turpitude or otherwise reflects on the Company or any of its Subsidiaries in a significantly adverse way; or (iii) gross neglect by the Participant in the performance of his or her duties as an employee or a consultant, or any material breach by a Participant under any employment agreement or consulting agreement with the Company or any of its Subsidiaries.

         2.06 "Change in Control" means the occurrence, after the Effective Date, of any of the following events, directly or indirectly or in one or more series of transactions:

               (i) Approval of the Company's shareholders of a consolidation or merger of the Company with any Third Party, unless the Company is the entity surviving such merger or consolidation;

               (ii) Approval of the Company's shareholders of a transfer of all or substantially all of the assets of the Company to a Third Party or a complete liquidation or dissolution of the Company;

               (iii) A Third Party (other than James F. Chen and his affiliates or Advantage Fund Limited, Advantage Fund II Ltd. and/or their affiliates), directly or indirectly, through one or more subsidiaries or transactions or acting in concert with one or more persons or entities:

                    (A) acquires beneficial ownership of more than 20% of the Voting Stock;

                    (B) acquires  irrevocable proxies representing more than 20%
                of the Voting Stock;

                    (C) acquires any combination of beneficial ownership of Voting Stock and irrevocable proxies representing more than 20% of the Voting Stock;

                    (D) acquires the ability to control in any manner the election of a majority of the directors of the Company; or

                    (E) acquires the ability to directly or indirectly  exercise a controlling influence over the management or policies of the Company;

               (iv) any election has occurred of persons to the Board that causes a majority of the Board to consist of persons other than (A) persons who were members of the Board on the Effective Date and/or (B) persons who were nominated for election as members of the Board by the Board (or a committee of the Board) at a time when the majority of the Board (or of such committee) consisted of persons who were members of the Board on the Effective Date; PROVIDED, HOWEVER, that any persons nominated for election by the Board (or a committee of the Board), a majority of whom are persons described in clauses (A) and/or (B), or are persons who were themselves nominated by such Board (or a committee of such Board), shall for this purpose be deemed to have been nominated by a Board composed of persons described in clause (A); or

               (v) A determination is made by the SEC or any similar agency having regulatory control over the Company that a change in control, as defined in the securities laws or regulations then applicable to the Company, has occurred.

Notwithstanding any provision contained herein, a Change in Control shall not include any of the above described events if they are the result of a Third Party's inadvertently acquiring beneficial ownership or irrevocable proxies or a combination of both for more than 20% of the Voting Stock, and the Third Party as promptly as practicable thereafter divests itself of beneficial ownership or irrevocable proxies for a sufficient number of shares so that the Third Party no longer has beneficial ownership or irrevocable proxies or a combination of both for more than 20% of the Voting Stock.

         2.07 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes said section.

         2.08 "Committee" means a committee of the Board as may be appointed, from time to time, by the Board. The Board may, from time to time, appoint members of the Committee in substitution for those members who were previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall be composed of at least two directors of the Company, each of whom is a "non-employee director" as defined in Rule 16b-3, as promulgated by the SEC under the Exchange Act, and an "outside director" within the meaning of
Section 162(m). The Committee shall have the power and authority to administer the Plan in accordance with Article III. If, however, at least two of the Company's directors are not both "non-employee directors" and "outside directors," the Plan shall be administered by the Board and the term "Committee" as used herein shall mean the Board.

         2.09 "Common Stock" means the Common Stock, par value $.001 per share, of the Company.

         2.10 "Company" means V-ONE Corporation, a corporation organized under the laws of the State of Delaware, and its successors.

         2.11 "Consultant Participant" means a Participant who is a consultant to the Company or one of its Subsidiaries.

         2.12 "Date of Grant" means the date designated by the Plan or the Committee as the date as of which an Award is granted, which shall not be earlier than the date on which the Committee approves the granting of such Award.

         2.13 "Disability" means any physical or mental injury or disease of a permanent nature that renders an Employee or a Consultant Participant incapable of meeting the requirements of the employment or other work that the Employee or Consultant Participant performed immediately before that disability commenced. The determination of whether an Employee or a Consultant Participant is disabled and when an Employee or a Consultant Participant becomes disabled shall be made by the Committee in its sole and absolute discretion.

         2.14 "Disability Date" means the date which is six months after the date on which an Employee or a Consultant Participant is first absent from active employment or work with the Company due to a Disability.

         2.15 "Employee Participant" means a Participant who is an employee of the Company or one of its Subsidiaries.

         2.16 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.18 "Fair Market Value" of a share of Common Stock means, as of any given date, the closing sales price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is then traded or, if the Common Stock is not then traded on a national securities exchange, the closing sales price or, if none, the average of the bid and asked prices of the Common Stock on such date as reported on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"); PROVIDED, HOWEVER, that, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; PROVIDED, FURTHER, that, if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading. In the event the Common Stock is not admitted to trade on a securities exchange or quoted on Nasdaq, the Fair Market Value of a share of Common Stock as of any given date shall be as determined by the Committee in its sole and absolute discretion, which determination may be based on, among other things, the opinion of one or more independent and reputable appraisers qualified to value companies in the Company's line of business.

         2.19 "Incentive Stock Option" means an Option designated as an incentive stock option and that meets the requirements of Section 422 of the Code.

         2.20 "Non-Employee Director" means each member of the Board who is not an employee of the Company or of any of its Subsidiaries.

         2.21  "Non-Employee   Director  Option"  means  an  Option  granted  in
accordance with Article VIII.

         2.22 "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

         2.23 "Option" means any option to purchase Common Stock granted to a Participant pursuant to Article VI or to a Non-Employee Director pursuant to
Article VIII.

         2.24 "Participant" means any employee of or consultant to the Company or any of its Subsidiaries selected by the Committee to receive an Option under the Plan in accordance with Article VI and/or Restricted Shares under the Plan in accordance with Article VII and, solely to the extent provided in Article VIII, any Non-Employee Director.

         2.25 "Plan" means the V-ONE Corporation 1998 Incentive Stock Plan as set forth herein, and as the same may be amended from time to time.

         2.26 "Reload Option" shall have the meaning set forth in Section 6.03(e) of the Plan.

         2.27 "Restricted Shares" means shares of Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

         2.28 "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under Section 16 of the Exchange Act and any successor rule.

         2.29 "SEC" means the Securities and Exchange Commission.

         2.30 "Section 162(m)" means Section 162(m) of the Code and the regulations thereunder.

         2.31 "Subsidiary" means a company more than 50% of the equity interests of which are beneficially owned, directly or indirectly, by the Company.

         2.32 "Ten Percent Shareholder" means a Participant who, at the time of grant of an Option, owns (or is deemed to own under Section 424(d) of the Code) more than 10% of the Voting Stock.

         2.33 "Termination of Employment" means, with respect to an Employee Participant, the voluntary or involuntary termination of a Participant's employment with the Company or any of its Subsidiaries for any reason, including, without limitation, death, Disability, retirement or as the result of the sale or other divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, and whether a Termination of Employment is a result of Disability, shall be determined in each case by the Committee in its sole and absolute discretion. Termination of Employment means, with respect to a consultant, termination of his or her services as a consultant to the Company or one of its Subsidiaries.

         2.34 "Third Party" includes a single person or a group of persons or entities acting in concert not wholly owned directly or indirectly by the Company.

         2.35 "Voting Stock" means the classes of stock of the Company entitled to vote generally in the election of directors of the Company.

ARTICLE III.  ADMINISTRATION

         3.01 COMMITTEE. The Plan shall be administered by the Committee, which shall have exclusive and final authority in each determination, interpretation, or other action affecting the Plan and its Participants. The Committee shall have the sole and absolute discretion to interpret the Plan, to establish and modify administrative rules for the Plan, to select the officers, other key employees and consultants to whom Awards may be granted, to determine the terms and provisions of the respective Award Agreements (which need not be identical), to determine all claims for benefits under the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, to determine whether the shares offered with respect to an Award will be treasury shares or will be authorized but previously unissued shares, and to take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. No action of the Committee will be effective if it contravenes or amends the Plan in any respect.

         3.02 ACTIONS OF THE COMMITTEE. Except when the "Committee" is the "Board" in the circumstance described on the last sentence of Section 2.08, all determinations of the Committee shall be made by a majority vote of its members. Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made at a meeting duly called and held. The Committee shall also have express authorization to hold Committee meetings by conference telephone, or similar communication equipment by means of which all persons participating in the meeting can hear each other.

ARTICLE IV.  SHARES OF COMMON STOCK

         4.01 NUMBER OF SHARES OF COMMON STOCK ISSUABLE. Subject to adjustments as provided in Section 9.05, 2,500,000 shares of Common Stock shall be available for Awards granted under the Plan. The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company and held in its treasury.

         4.02 CALCULATION OF NUMBER OF SHARES OF COMMON STOCK AWARDED TO ANY PARTICIPANT. In the event the purchase price of an Option is paid, or tax or withholding payments relating to an Award are satisfied, in whole or in part through the delivery of shares of Common Stock, a Participant will be deemed to have received an Award with respect to those shares of Common Stock.

         4.03 SHARES OF COMMON STOCK SUBJECT TO TERMINATED AWARDS. The Common Stock covered by any unexercised portions of terminated Options, shares of Common Stock forfeited as provided in Section 7.02(a) and shares of Common Stock subject to Awards that are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan.

ARTICLE V.  PARTICIPATION

         5.01 ELIGIBLE PARTICIPANTS. Participants in the Plan shall include such officers, other key employees of and consultants to the Company or its Subsidiaries, whether or not directors of the Company, as the Committee, in its sole and absolute discretion, may designate from time to time. In making such designation, the Committee may take into account the nature of the services rendered by the officers, key employees and consultants, their present and potential contributions to the success of the Company, and such other factors as the Committee, in its sole and absolute discretion, may deem relevant. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. A Participant may hold more than one Award granted under the Plan. During the term of the Plan, no Employee Participant may receive Awards with respect to more than 500,000 shares of Common Stock.

         Non-Employee Directors shall receive Non-Employee Director Options in accordance with Article VIII, the provisions of which are automatic and non-discretionary in operation. Non-Employee Directors shall not be eligible to receive any other Awards under the Plan unless they are no longer Non-Employee Directors on the Date of Grant of such Awards.

ARTICLE VI.  STOCK OPTIONS

         6.01 GRANT OF OPTION. Any Option granted under this Article VI shall have such terms as the Committee may, from time to time, approve, and the terms and conditions of Options need not be the same with respect to each Participant. Under this Article VI, the Committee may grant to any Employee or Consultant Participant one or more Incentive Stock Options, Non-Qualified Stock Options or both types of Options; PROVIDED, HOWEVER, that Incentive Stock Options may only be granted to Employee Participants. To the extent any Option does not qualify as an Incentive Stock Option (whether because of its provisions, the time or manner of its exercise or otherwise), that Option or the portion thereof that does not so qualify shall constitute a separate Non-Qualified Stock Option.

         6.02 INCENTIVE STOCK OPTIONS. In the case of any grant of an Incentive Stock Option, whenever possible, each provision hereof and in any Award Agreement relating to such Option shall be interpreted to entitle the holder thereof to the tax treatment afforded by Section 422 of the Code, except (a) in connection with the exercise of Options following a Participant's Termination of Employment, (b) in accordance with a specific determination of the Committee with the consent of the affected Participant and (c) to the extent that the operation of Section 9.05 would cause an Option to no longer be entitled to such treatment. If any provision hereof or that Award Agreement is held not to comply with requirements necessary to entitle that Option to that tax treatment, then except as otherwise provided in the preceding sentence: (i) that provision shall be deemed to have contained from the outset such language as is necessary to entitle the Option to the tax treatment afforded under Section 422 of the Code; and (ii) all other provisions hereof and of that Award Agreement remain in full force and effect. Except as otherwise specified in the first sentence of this
Section 6.02, if any Award Agreement covering an Option the Committee designates to be an Incentive Stock Option hereunder does not explicitly include any term required to entitle that Incentive Stock Option to the tax treatment afforded by
Section 422 of the Code, all such terms shall be deemed implicit in the designation of that Option, and that Option shall be deemed to have been granted subject to all such terms.

         6.03 TERMS OF OPTIONS. Options granted under this Article VI shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                  (a) OPTION PRICE. The option price per share of Common Stock purchasable under an Option shall be determined by the Committee at the time of grant but, if the Option is an Incentive Stock Option, the option price per share shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant; PROVIDED, HOWEVER, that, if an Incentive Stock Option is granted to a Ten Percent Shareholder, the option price per share shall be at least 110% of the Fair Market Value of a share of Common Stock on the Date of Grant and PROVIDED, FURTHER, that, except as otherwise required under the Code with respect to Incentive Stock Options and as required by Rule 16b-3 with respect to Options granted to persons subject to Section 16 of the Exchange Act, no amendment of an Option shall be deemed to be the grant of a new Option for purposes of this Section 6.03(a). Notwithstanding the foregoing, the option price per share of Common Stock of an Option shall never be less than par value per share.

                  (b) OPTION TERM. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after its Date of Grant; PROVIDED, HOWEVER, that, if an Incentive Stock Option is granted to a Ten Percent Shareholder, the Option shall not be exercisable more than five years after its Date of Grant.

                  (c) EXERCISABILITY. An Award Agreement with respect to Options may contain such performance targets, waiting periods, exercise dates, restrictions on exercise (including, but not limited to, a requirement that an Option is exercisable in periodic installments), and restrictions on the transfer of the underlying shares of Common Stock, if any, as may be determined by the Committee at the time of grant. To the extent not exercised, installments shall cumulate and be exercisable, in whole or in part, at any time after becoming exercisable, subject to the limitations set forth in Sections 6.03(b),
         (g) and (h). If an Option is an Incentive Stock Option and if required by Section 422 of the Code, the aggregate Fair Market Value of the shares of Common Stock underlying such Option and all other incentive stock options granted to the Employee Participant (determined at the time the Option is granted) that become exercisable in any one calendar year shall not exceed $100,000.

                  (d) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions that apply under Section 6.03(c) above, Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept (including payment in accordance with a cashless exercise program approved by the Committee). If and to the extent the Committee determines in its sole and absolute discretion at or after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the Participant (and for which the Participant has good title, free and clear of any liens or encumbrances) based on the Fair Market Value of the shares of Common Stock on the date the Option is exercised; PROVIDED, HOWEVER, that any already owned Common Stock used for payment must have been held by the Participant for at least six months. No Common Stock shall be issued on exercise of an Option until payment, as provided herein, therefor has been made. A Participant shall generally have the right to dividends or other rights of a stockholder with respect to Common Stock subject to the Option only when certificates for shares of Common Stock are issued to the Participant.

                  (e) RELOAD OPTIONS. The Committee shall have the authority to specify, at the time of grant or, with respect to Non-Qualified Stock Options, at or after the time of grant, that an Employee or a Consultant Participant shall be granted a Non-Qualified Stock Option (a "Reload Option") in the event such Participant exercises all or a part of an Option (an "Original Option") by surrendering in accordance with
         Section 6.03(d) of the Plan already owned shares of Common Stock in full or partial payment of the purchase price under the Original Option, subject to the availability of shares of Common Stock under the Plan at the time of such exercise; PROVIDED, HOWEVER, that no Reload Option shall be granted to a Non-Employee Director. Each Reload Option shall cover a number of shares of Common Stock equal to the number of shares of Common Stock surrendered in payment of the purchase price under such Original Option, shall have a purchase price per share of Common Stock equal to the 100% of the Fair Market Value of a share of Common Stock on the Date of Grant of such Reload Option, and shall expire on the stated expiration date of the Original Option. A Reload Option shall be exercisable at any time and from time to time after the Date of Grant of such Reload Option (or, as the Committee in its sole and absolute discretion shall determine, at or after the Date of Grant, at such time or times as shall be specified in the Reload Option). Any Reload Option may provide for the grant, when exercised, of subsequent Reload Options to the extent and upon such terms and conditions, consistent with this Section 6.03(e), as the Committee in its sole and absolute discretion shall specify at or after the Date of Grant of such Reload Option. A Reload Option shall contain such other terms and conditions, which may include a restriction on the transferability of the shares of Common Stock received upon exercise of the Original Option representing at least the after-tax profit received upon exercise of the Original Option, as the Committee in its sole and absolute discretion shall deem desirable, and which may be set forth in rules or guidelines adopted by the Committee or in the Award Agreements evidencing the Reload Options.

                  (f) NON-TRANSFERABILITY OF OPTIONS. No Option shall be transferable by the Participant otherwise than by will or the laws of descent and distribution.

                  (g) ACCELERATION OR EXTENSION OF EXERCISE TIME. The Committee,
         in its sole and absolute discretion, shall have the right (but shall not in any case be obligated) to permit purchase of Common Stock
         subject  to  any  Option   granted  to  an  Employee  or  a  Consultant
         Participant prior to the time such Option would otherwise become exercisable under the terms of the Award Agreement. In addition, the Committee, in its sole and absolute discretion, shall have the right (but shall not in any case be obligated) to permit any Option granted to an Employee or a Consultant Participant to be exercised after its expiration date, subject, however to the limitation set forth in
         Section 6.03(b).

                  (h) EXERCISE OF OPTIONS UPON  TERMINATION OF  EMPLOYMENT.  The
         following   provisions   apply  to  Options  granted  to  Employee  and
         Consultant Participants:

                      (i)  EXERCISE  OF  VESTED   OPTIONS  UPON   TERMINATION OF
                           EMPLOYMENT.

                           (A) TERMINATION. Unless the Committee, in its sole and absolute discretion, provides for a shorter or longer period of time in the Award Agreement or a longer period of time in accordance with Section 6.03(g), upon an Employee or a Consultant Participant's Termination of Employment other than by reason of death or Disability, an Employee or a Consultant Participant may, within three months from the date of such Termination of Employment, exercise all or any part of his or her Options as were exercisable on the date of Termination of Employment if such Termination of Employment is not for Cause. If such Termination of Employment is for Cause, the right of the Employee or Consultant Participant to exercise such Options shall terminate on the date of Termination of Employment. In no event, however, may any Option be exercised later than the date determined pursuant to
                       Section 6.03(b).

                           (B) DISABILITY. Unless the Committee, in its sole and
                       absolute discretion, provides for a shorter or longer period of time in the Award Agreement or a longer period of time in accordance with Section 6.03(g), upon an Employee or a Consultant Participant's Disability Date, the Employee or Consultant Participant may, within one year after the Disability Date, exercise all or a part of his or her Options, whether or not such Option was exercisable on the Disability Date, but only to the extent not previously exercised. In no event, however, may any Option be exercised later than the date determined pursuant to Section 6.03(b).

                           (C) DEATH. Unless the Committee, in its sole and absolute discretion, provides for a shorter or longer period of time in the Award Agreement or a longer period of time in accordance with Section 6.03(g), in the event of the death of an Employee or a Consultant Participant while employed by the Company or a Subsidiary, the right of the Employee or Consultant Participant's Beneficiary to exercise the Option in full (whether or not all or any part of the Option was exercisable as of the date of death of the Employee or Consultant Participant, but only to the extent not previously exercised) shall expire upon the expiration of one year from the date of the Employee or Consultant Participant's death or on the date of expiration of the Option determined pursuant to Section 6.03(b), whichever is earlier.

                       (ii) EXPIRATION OF UNVESTED  OPTIONS UPON  TERMINATION OF
                 EMPLOYMENT.  Subject to Sections 6.03(g) and  6.03(h)(i)(B) and
                 (C), to the extent all or any part of an Option granted to an Employee or a Consultant Participant was not exercisable as of the date of Termination of Employment, such right shall expire at the date of such Termination of Employment. Notwithstanding the foregoing, the Committee, in its sole and absolute discretion and under such terms as it deems appropriate, may permit an Employee or a Consultant Participant who will continue to render significant services to the Company or a Subsidiary after his or her Termination of Employment to continue to accrue service with respect to the right to exercise his or her Options during the period in which the individual continues to render such services.

ARTICLE VII.  RESTRICTED SHARES

         7.01 RESTRICTED SHARE AWARDS. Restricted Shares may be issued either alone or in addition to other Awards granted under the Plan. The Committee may grant to any Employee or Consultant Participant an Award of shares of Common Stock in such number, and subject to such terms and conditions relating to forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Committee shall establish. The terms of any Restricted Share Award granted under the Plan shall be set forth in an Award Agreement, which shall contain provisions determined by the Committee and not inconsistent with the Plan. The provisions of Restricted Share Awards need not be the same for each Participant receiving such Awards.

                  (a) ISSUANCE OF RESTRICTED SHARES. As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company shares of Common Stock, registered on behalf of the Participant in nominee form, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company retroactive to the Date of Grant if an Award Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. Each Participant, as a condition to the receipt of a Restricted Share Award, shall pay to the Company in cash the par value of a share of Common
         Stock  multiplied  by the number of shares of Common  Stock  covered by such Restricted Share Award. All shares of Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the stock certificates representing such Restricted Shares shall be held in custody by the Company or its designee. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.01(d), one or more stock certificates, registered in the name of the Participant, for an appropriate number of shares of Common Stock as provided in Section 7.01(d), free of any restrictions set forth in the Plan and the Award Agreement, shall be delivered to the Participant.

                  (b) SHAREHOLDER RIGHTS. Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.01(a), the Participant shall become a shareholder of the Company with respect to all shares of Common Stock subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such shares of Common Stock and, except as otherwise determined by the Committee and specified in the applicable Award Agreement, the right to receive dividends (or dividend equivalents); PROVIDED, HOWEVER, that any shares of Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and shall be held in custody by the Company as prescribed in
         Section 7.01(a).

                  (c)  RESTRICTION  ON  TRANSFERABILITY.  None of the Restricted

         Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

                  (d) DELIVERY OF SHARES OF COMMON STOCK UPON RELEASE OF RESTRICTIONS. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of
         Section 9.04, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more stock certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

         7.02     TERMS OF RESTRICTED SHARES.

                  (a) FORFEITURE OF RESTRICTED SHARES. Subject to Section 7.02(b), all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or any Subsidiary of the Company as an employee or consultant, as the case may be, until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee, in its sole and absolute discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

                  (b) WAIVER OF FORFEITURE PERIOD. Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole and absolute discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant or a material change in circumstances arising after the Date of Grant of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of Restricted Shares) as the Committee shall deem appropriate, provided that the Participant shall at that time have completed at least one year of employment or service as a consultant after the Date of Grant.

ARTICLE VIII.  NON-EMPLOYEE DIRECTOR OPTIONS

         8.01 GRANT OF NON-EMPLOYEE DIRECTOR OPTIONS. On the earlier to occur of
(a) the date a Non-Employee Director is elected as such for the first time by the holders of Voting Stock and (b) the date this Plan is approved by a simple majority of the holders of Voting Stock, each Non-Employee Director shall be granted a Non-Employee Director Option consisting of an Option to purchase 10,000 shares of Common Stock; PROVIDED, HOWEVER, that (i) directors Charles C. Chen, Harry S. Gruner and William E. Odom shall each not be eligible to receive an Option under this Section 8.01, and (ii) if a Non-Employee Director receives, after the Effective Date of this Plan, an option ("1996 Plan Option") to purchase shares of Common Stock under the Virtual Open Network Environment Corporation 1996 Incentive Stock Plan ("1996 Plan"), the number of shares subject to the Option granted under this Section 8.01 shall be reduced by the number of shares covered by the 1996 Plan Option. The option price for such Non-Employee Director Options shall be the Fair Market Value of a share of Common Stock on the Date of Grant. All such Options shall be designated as Non-Qualified Stock Options and shall have a five year term. Each such Option shall be exercisable in full on the Date of Grant of such Option.

         If a Non-Employee Director's service with the Company terminates by reason of death, any Option held by such Non-Employee Director may be exercised for a period of one year from the date of death or until the expiration of the Option, whichever is shorter. If a Non-Employee Director's service with the Company terminates other than by reason of death, any Option held by such Non-Employee Director may be exercised for a period of three months from the date of such termination, or until the expiration of the stated term of the Option, whichever is shorter. All applicable provisions of the Plan (other than Sections 6.03(g) and (h)) not inconsistent with this Section 8.01 shall apply to Options granted to Non-Employee Directors.

ARTICLE IX.  TERMS APPLICABLE TO ALL AWARDS GRANTED UNDER THE PLAN

         9.01 AWARD AGREEMENT. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

         9.02 PLAN PROVISIONS CONTROL AWARD TERMS. The terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant to a Participant any Award under the Plan that is contrary to any provisions of the Plan. If any provision of any Award shall conflict with any of the terms in the Plan as constituted on the Date of Grant of such Award, the terms in the Plan as constituted on the Date of Grant of such Award shall control.

         9.03 MODIFICATION OF AWARD AFTER GRANT. Except as provided by the Committee, in its sole and absolute discretion, in the Award Agreement or as provided in Section 9.05, no Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

         9.04 TAXES. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any Award. The Company may defer issuance of Common Stock under an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee or its delegate and shall be payable by the Participant at such time as the Committee determines. A Participant shall be permitted to satisfy his or her tax or withholding obligation by (a) having cash withheld from the Participant's salary or other compensation payable by the Company or a Subsidiary, (b) the payment of cash by the Participant to the Company, (c) the payment in shares of Common Stock already owned by the Participant valued at Fair Market Value, and/or (d) the withholding from the Award, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such Common Stock, to satisfy such tax or withholding requirements. The Committee shall be authorized, in its sole and absolute discretion, to establish rules and procedures relating to any such withholding methods it deems necessary or appropriate (including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act to have shares of Common Stock withheld from an Award to meet those withholding obligations).

         9.05     ADJUSTMENTS TO REFLECT CAPITAL CHANGES; CHANGE IN CONTROL.

                  (a) RECAPITALIZATION. The number and kind of shares subject to outstanding Awards, the purchase price or exercise price of such Awards, the amount of Non-Employee Director Options to be granted on any date under Article VIII, the limit set forth in the last sentence of the first paragraph of Section 5.01 of the Plan, and the number and kind of shares available for Awards subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The Committee shall have the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case. In no event shall any adjustments be made under the provisions of this Section 9.05(a) to any outstanding Restricted Share Award if an adjustment has been or will be made to the shares of Common Stock awarded to a Participant in such person's capacity as a stockholder.

                  (b) SALE OR REORGANIZATION. After any reorganization, merger, or consolidation in which the Company is or is not the surviving entity, each Participant shall, at no additional cost, be entitled upon the exercise of an Option outstanding prior to such event to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable on exercise pursuant to such Option, the number and class of shares of stock or other securities to which such Participant would have been entitled pursuant to the terms of the reorganization, merger, or consolidation if, at the time of such reorganization, merger, or consolidation, such Participant had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock receivable on exercise of such Option. Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers, or consolidations of the character described above.

                  (c) OPTIONS TO PURCHASE STOCK OF ACQUIRED COMPANIES. After any reorganization, merger, or consolidation in which the Company shall be a surviving entity, the Committee may grant substituted Options under the provisions of the Plan, replacing old options granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options may no longer be issued following such reorganization, merger, or consolidation. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole and absolute discretion. Any such adjustments may provide for the elimination of any fractional shares of Common Stock that might otherwise become subject to any Options.

                  (d) CHANGE IN CONTROL. Upon a Change in Control, unless otherwise specifically prohibited by Rule 16b-3:

                       (1) Any and all Options shall become exercisable in full,
                   to the extent not previously exercised, as of the date of the Change in Control; and

                       (2) The  restrictions on vesting on all Restricted  Share
                   Awards shall be deemed to have satisfied as of the date of the Change in Control.

                  (e) EXISTENCE OF AWARDS. The existence of outstanding Awards shall not affect the right of the Company or its stockholders to make or authorize any and all adjustments, recapitalizations, reclassifications, reorganizations and other changes in the Company's capital structure, the Company's business, any merger or consolidation of the Company, any issue of bonds, debentures or preferred stock of the Company, the Company's liquidation or dissolution, any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

         9.06 SURRENDER OF AWARDS. Any Award granted to a Participant under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and holder approve.

         9.07 NO RIGHT TO AWARD;  NO RIGHT TO EMPLOYMENT.  Except as provided in
Article VIII, no director, employee, consultant or other person shall have any claim or right to be granted an Award. Neither the Plan nor any action taken hereunder shall be construed as giving any director, employee or consultant any right to be retained by the Company or any of its Subsidiaries.

         9.08 AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES. Income recognized by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of ERISA) or group insurance or other benefit plans applicable to the Participant that are maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by resolution of the Board.

         9.09 GOVERNING LAW. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

         9.10 NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

         9.11 COMPLIANCE WITH RULE 16B-3 AND SECTION 162(M). It is intended that the Plan be applied and administered in compliance with Rule 16b-3 and with
Section 162(m). If any provision of the Plan would be in violation of Section 162(m) if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Section 162(m) as determined by the Committee in its sole and absolute discretion. The Board is authorized to amend the Plan and the Committee is authorized to make any such modifications to Award Agreements to comply with Rule 16b-3 and Section 162(m), as they may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3 or Section 162(m). Notwithstanding the foregoing, the Board may amend the Plan so that it (or certain of its provisions) no longer comply with either or both of Rule 16b-3 or
Section 162(m) if the Board specifically determines that such compliance is no longer desired and the Committee may grant Awards that do not comply with Rule 16b-3 and/or Section 162(m) if the Committee determines, in its sole and absolute discretion, that it is in the interest of the Company to do so.

         9.12 CAPTIONS. The captions (I.E., all Article and Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

         9.13 SEVERABILITY. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

         9.14 LEGENDS. All certificates for Common Stock delivered under the Plan shall be subject to such transfer restrictions, if any, set forth in the Plan and such other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

         9.15 INVESTMENT REPRESENTATION. The Committee may, in its sole and absolute discretion, demand that any Participant awarded an Award deliver to the Committee at the time of grant or exercise of such Award a written representation that the shares of Common Stock subject to such Award are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such written representation by the Participant prior to the delivery of any shares of Common Stock pursuant to the grant or exercise of his or her Award shall be a condition precedent to the Participant's right to purchase or otherwise acquire such shares of Common Stock by such grant or exercise. The Company is not legally obliged hereunder if fulfillment of its obligations under the Plan would violate federal or state securities laws.

         9.16  AMENDMENT AND TERMINATION.

                  (a) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate; provided, however, that the Board shall not, without the affirmative approval of a simple majority of the holders of Voting Stock, represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Voting Stock, make any amendment that requires stockholder approval under any applicable law or rule, unless the Board determines that compliance with such law or rule is no longer desired with respect to the Plan as a whole or the provision to be amended. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award; provided, however, that the Committee may, in its sole and absolute discretion, make provision in an Award Agreement for such amendments that, in its sole and absolute discretion, it deems appropriate.

                  (b) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be amended and exercised and may vest after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award could have been amended or would have been exercisable or vest had the Plan not terminated.

         9.17  COSTS  AND   EXPENSES.   All  costs  and  expenses   incurred  in
administering the Plan shall be borne by the Company.

         9.18 UNFUNDED PLAN. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assure the payment of any Award under the Plan.

         9.19 LOANS. The Committee shall be entitled to grant to Participants granted Non-Qualified Stock Options (other than Non-Employee Director Options) the right to pay the exercise price of such Options by delivery to the Company of an amount of cash equal to the par value per share of Common Stock purchased on exercise and a recourse promissory note. Each such recourse promissory note shall have the following terms and conditions: (a) such promissory note shall bear interest at 2% over the prime rate of Citibank on the date the promissory note is issued, (b) interest shall be due and payable quarterly in arrears, (c) the principal amount shall be due in full on the second anniversary date, (d) principal and accrued interest may be prepaid at any time, in whole or in part, without penalty, (e) in the event of a default in the payment of principal or interest when due and the continuance of such default for ten (10) days, the full principal amount of the promissory note plus accrued and unpaid interest shall become immediately due and payable, and (vi) the promissory note shall be secured by a pledge to the Corporation of shares of Common Stock having a Fair Market Value at all times at least equal to 110% of the principal amount of the promissory note.